                                           REGISTRATION NOS. 333-122883/811-4001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ ]
                           PRE-EFFECTIVE AMENDMENT                           [ ]

                        POST-EFFECTIVE AMENDMENT NO. 2                       [X]


                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                                             [X]

                                AMENDMENT NO. 91


                            ------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                           (EXACT NAME OF REGISTRANT)

                      METROPOLITAN LIFE INSURANCE COMPANY
                           (EXACT NAME OF DEPOSITOR)

                   200 PARK AVENUE, NEW YORK, NEW YORK 10166
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 578-5364
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------

                            JAMES L. LIPSCOMB, ESQ.
                  EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL
                      METROPOLITAN LIFE INSURANCE COMPANY
                                200 PARK AVENUE
                            NEW YORK, NEW YORK 10166
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   Copies to:
                             DIANE E. AMBLER, ESQ.
                  KIRKPATRICK & LOCKHART NICHOLSON GRAHAM LLP
                                1601 K STREET NW
                              WASHINGTON, DC 20006

                            ------------------------

IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485


     [X] on May 1, 2006 pursuant to paragraph (b) of Rule 485



     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485


     [ ] on the seventy-fifth day after filing pursuant to paragraph (a)(2) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485


     PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES. REGISTRANT'S RULE 24f-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 2005 WAS FILED WITH THE COMMISSION ON OR ABOUT MARCH 31, 2006.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                                    FORM N-4
                                     UNDER
       THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940

                             CROSS REFERENCE SHEET
                           (PURSUANT TO RULE 481(A))

FORM N-4
ITEM NO.                                                              PROSPECTUS HEADING
--------                                                              ------------------
      1.  Cover Page................................    Cover Page
      2.  Definitions...............................    Important Terms You Should Know
      3.  Synopsis..................................    Table of Expenses
      4.  Condensed Financial Information...........    Annuity Unit Values Tables; General
                                                          Information--Advertising Performance; General
                                                          Information--Financial Statements
      5.  General Description of Registrant,
            Depositor, and Portfolio Companies......    MetLife; Metropolitan Life Separate Account E;
                                                          Your Investment Choices; General
                                                          Information--Voting Rights
      6.  Deductions and Expenses...................    Table of Expenses; Income Annuities--Charges;
                                                          Income Annuities--Premium and Other Taxes;
                                                          Income Annuities--Optional Two Year
                                                          Withdrawal Feature; Standard Withdrawal
                                                          Feature; General Information--Who Sells the
                                                          Income Annuities; Appendix--Premium Tax Table
      7.  General Description of Variable Annuity...    Variable Annuities; Income Annuities--Income
                                                          Payment Types; Income Annuity--Reallocation
                                                          Privilege; General
                                                          Information--Administration (Purchase
                                                          Payments/Confirming Transactions/By
                                                          Telephone/Changes to Your Income Annuity/
                                                          When We Can Cancel Your Income Annuity)
      8.  Annuity Period............................    Important Terms You Should Know; Income
                                                          Annuities--Income Payment Types/The Value of
                                                          Your Income Payments
      9.  Death Benefit.............................    Income Annuities--Death Benefit
     10.  Purchases and Annuity Values..............    MetLife; Metropolitan Life Separate Account E;
                                                          Income Annuities--Purchase Payment; Income
                                                          Annuities--Income Payment Types; The Value of
                                                          Your Income Payments; General
                                                          Information--Administration (Purchase
                                                          Payments)
     11.  Redemptions...............................    General Information--When We Can Cancel Your
                                                          Income Annuity; Income Annuities--Optional
                                                          Two Year Withdrawal Feature; Standard
                                                          Withdrawal Feature
     12.  Taxes.....................................    Income Taxes
     13.  Legal Proceedings.........................    Legal Proceedings
     14.  Table of Contents of the Statement of
            Additional Information..................    Table of Contents of the Statement of
                                                        Additional Information

FORM N-4
ITEM NO.                                                              PROSPECTUS HEADING
--------                                                              ------------------
     15.  Cover Page................................    Cover Page
     16.  Table of Contents.........................    Table of Contents
     17.  General Information and History...........    Not Applicable
     18.  Services..................................    Independent Registered Public Accounting Firm;
                                                          Distribution of Certificates and Interests in
                                                          the Income Annuities
     19.  Purchase of Securities Being Offered......    Not Applicable
     20.  Underwriters..............................    Distribution of Certificates and Interests in
                                                          the Income Annuities; Withdrawal Processing
                                                          Fee for Standard Withdrawal Feature
     21.  Annuity Payments..........................    Variable Income Payments
     22.  Financial Statements......................    Financial Statements of the Separate Account;
                                                          Financial Statements of MetLife

                                                              MAY 1, 2006

PREFERENCE PLUS(R) INCOME ADVANTAGE ANNUITY CONTRACTS
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes individual and group non-qualified and qualified contracts for Preference Plus Income Advantage immediate variable income annuities ("Income Annuities").
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INCOME ANNUITIES AVAILABLE:
     --  Non-Qualified
     --  Qualified

A WORD ABOUT INVESTMENT RISK:
An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;
     --  federally insured or guaranteed; or
     --  endorsed by any bank or other financial institution.
--------------------------------------------------------------------------------

Income annuities are purchased to produce a predictable source of income. There is no accumulation of cash value in an income annuity. Although certain purchasers may make withdrawals of all or part of the value of future income payments, this Income Annuity is not designed for those seeking to accumulate cash values for future withdrawal. The investment choices available to you are listed in the Contract for your Income Annuity. Your choices may include the Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series ("American Funds"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.


  WESTERN ASSET MANAGEMENT U.S. GOVERNMENT   METLIFE STOCK INDEX
    (FORMERLY SALOMON BROTHERS U.S.          AMERICAN FUNDS GLOBAL SMALL
  GOVERNMENT)                                CAPITALIZATION
  BLACKROCK BOND INCOME                      FI MID CAP OPPORTUNITIES
  AMERICAN FUNDS BOND                        LAZARD MID CAP
  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX      (FORMERLY MET/AIM MID CAP CORE
  PIMCO TOTAL RETURN                         EQUITY)
  WESTERN ASSET MANAGEMENT STRATEGIC BOND    METLIFE MID CAP STOCK INDEX
    OPPORTUNITIES                            FI INTERNATIONAL STOCK
  (FORMERLY SALOMON BROTHERS STRATEGIC BOND  HARRIS OAKMARK INTERNATIONAL
    OPPORTUNITIES)                           MFS RESEARCH INTERNATIONAL
  LORD ABBETT BOND DEBENTURE                 MORGAN STANLEY EAFE(R) INDEX
  PIMCO INFLATION PROTECTED BOND             BLACKROCK LEGACY LARGE CAP GROWTH
  BLACKROCK DIVERSIFIED                      FI LARGE CAP
  MFS TOTAL RETURN                           AMERICAN FUNDS GROWTH
  NEUBERGER BERMAN REAL ESTATE               JANUS AGGRESSIVE GROWTH
  HARRIS OAKMARK FOCUSED VALUE               JENNISON GROWTH
  BLACKROCK LARGE CAP VALUE                  OPPENHEIMER CAPITAL APPRECIATION
  DAVIS VENTURE VALUE                        T. ROWE PRICE LARGE CAP GROWTH
  FI VALUE LEADERS                           LOOMIS SAYLES SMALL CAP
  HARRIS OAKMARK LARGE CAP VALUE             RUSSELL 2000(R) INDEX
  NEUBERGER BERMAN MID CAP VALUE             BLACKROCK AGGRESSIVE GROWTH
  OPPENHEIMER GLOBAL EQUITY                  T. ROWE PRICE MID-CAP GROWTH
  BLACKROCK STRATEGIC VALUE                  FRANKLIN TEMPLETON SMALL CAP GROWTH
  BLACKROCK INVESTMENT TRUST                 MET/AIM SMALL CAP GROWTH
  AMERICAN FUNDS GROWTH-INCOME               T. ROWE PRICE SMALL CAP GROWTH
  LEGG MASON VALUE EQUITY                    RCM GLOBAL TECHNOLOGY
                             INCOME ALLOCATION PORTFOLIOS
  ----------------------------------------------------------------------------------
  METLIFE CONSERVATIVE ALLOCATION            METLIFE MODERATE TO AGGRESSIVE
  METLIFE CONSERVATIVE TO MODERATE           ALLOCATION
  ALLOCATION                                 METLIFE AGGRESSIVE ALLOCATION
  METLIFE MODERATE ALLOCATION
                          EXCHANGED TRADED FUNDS PORTFOLIOS
  ----------------------------------------------------------------------------------
  CYCLICAL GROWTH ETF                        CYCLICAL GROWTH AND INCOME ETF


HOW TO LEARN MORE:


Before investing, read this Prospectus. The Prospectus contains information about the Income Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2006. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 72 of this Prospectus. To view and download the SAI, please visit our website www.metlife.com. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 635-7775

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Met Investors Fund and American Funds prospectuses, which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing an Income Annuity.

                                 (METLIFE LOGO)

TABLE OF CONTENTS



IMPORTANT TERMS YOU SHOULD KNOW.............. ..............  4
TABLE OF EXPENSES..................... .....................  6
METLIFE.......................... ..........................  13
METROPOLITAN LIFE SEPARATE ACCOUNT E............ ...........  13
VARIABLE ANNUITIES..................... ....................  13
YOUR INVESTMENT CHOICES.................. ..................  14
CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE
  PORTFOLIOS........................ .......................  18
INCOME ANNUITIES...................... .....................  19
   Income Payment Types.....................................  20
   Optional Two Year Withdrawal Feature.....................  21
      Requesting a Withdrawal...............................  23
   Purchase Payment.........................................  24
   The Value of Your Income Payments........................  24
   Reallocation Privilege...................................  27
   Standard Withdrawal Feature..............................  32
   Charges..................................................  35
      Insurance-Related or Separate Account Charge..........  36
      Investment-Related Charge.............................  36
      Annual Contract Charge................................  36
   Premium and Other Taxes..................................  37
   Free Look................................................  37
GENERAL INFORMATION.................... ....................  38
   Administration...........................................  38
      Purchase Payments.....................................  38
      Confirming Transactions...............................  38
      Processing Transactions...............................  39
        By Telephone........................................  39
        After Your Death....................................  39
        Third Party Requests................................  40
        Valuation -- Suspension of Payments.................  40
   Advertising Performance..................................  40
   Changes to Your Income Annuity...........................  42
   Voting Rights............................................  43
   Who Sells the Income Annuities...........................  43
   Financial Statements.....................................  46
   When We Can Cancel Your Income Annuity...................  46

TABLE OF CONTENTS



IMPORTANT TERMS YOU SHOULD KNOW.............. ..............  4
TABLE OF EXPENSES..................... .....................  6
METLIFE.......................... ..........................  13
METROPOLITAN LIFE SEPARATE ACCOUNT E............ ...........  13
VARIABLE ANNUITIES..................... ....................  13
YOUR INVESTMENT CHOICES.................. ..................  14
CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE
  PORTFOLIOS........................ .......................  18
INCOME ANNUITIES...................... .....................  19
   Income Payment Types.....................................  20
   Optional Two Year Withdrawal Feature.....................  21
      Requesting a Withdrawal...............................  23
   Purchase Payment.........................................  24
   The Value of Your Income Payments........................  24
   Reallocation Privilege...................................  27
   Standard Withdrawal Feature..............................  32
   Charges..................................................  35
      Insurance-Related or Separate Account Charge..........  36
      Investment-Related Charge.............................  36
      Annual Contract Charge................................  36
   Premium and Other Taxes..................................  37
   Free Look................................................  37
GENERAL INFORMATION.................... ....................  38
   Administration...........................................  38
      Purchase Payments.....................................  38
      Confirming Transactions...............................  38
      Processing Transactions...............................  39
        By Telephone........................................  39
        After Your Death....................................  39
        Third Party Requests................................  40
        Valuation -- Suspension of Payments.................  40
   Advertising Performance..................................  40
   Changes to Your Income Annuity...........................  42
   Voting Rights............................................  43
   Who Sells the Income Annuities...........................  43
   Financial Statements.....................................  46
   When We Can Cancel Your Income Annuity...................  46


 2



INCOME TAXES........................ .......................  46
LEGAL PROCEEDINGS..................... .....................  57
APPENDIX A: ANNUITY UNIT VALUES.............. ..............  58
APPENDIX B: PREMIUM TAX TABLE............... ...............  74
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION....................... .......................  75


MetLife does not intend to offer the Income Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Income Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

IMPORTANT TERMS YOU SHOULD KNOW

ANNUITY PURCHASE RATE

The annuity purchase rate is the dollar amount you would need to purchase an Income Annuity paying $1 per payment period. For example, if it would cost $50 to buy an annuity that pays you $1 a month for the rest of your life, then the annuity purchase rate for that life income annuity is $50. The annuity purchase rate is a component in determining the number of annuity units credited to you with your purchase payment. (The other component is the amount of the purchase payment.) The annuity purchase rate is based on the annuity income payment type you purchase (which may include the Optional Two Year Withdrawal Feature), your age, sex, number of payments remaining and the Assumed Investment Return for variable income payments or an interest rate determined by MetLife for fixed income payments. Each time you request a reallocation between the Fixed Income Option and the investment divisions of the Separate Account or request a withdrawal, the annuity purchase rate is reset to reflect any changes in these components. The reset annuity purchase rate represents the assumed investment return or interest rate and your age, sex and number of payments remaining if you were purchasing the same annuity contract on the date of the reallocation or withdrawal.

ANNUITY UNIT VALUE

With an Income Annuity, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you. You choose the AIR at application. The decision is irrevocable. The AIR may range from 3% to 6%.

CONTRACT

A Contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange".

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund or American Funds.

METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

Your MetLife Designated Office is the MetLife office that will generally handle the administration of your Income Annuity. Your payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-635-7775.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in the Income Annuities.

VARIABLE ANNUITY

An annuity in which income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Income Annuity or the annuitants under certain group arrangements.

TABLE OF EXPENSES -- PREFERENCE PLUS INCOME ADVANTAGE INCOME ANNUITIES

    The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Income Annuity. The first table describes charges you will pay at the time you purchase the Income Annuity, make withdrawals from your Income Annuity or make reallocations between the investment divisions of your Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Income Option.
--------------------------------------------------------------------------------


CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase Payments...................    None
  Withdrawal Processing Fee for Standard Withdrawal Feature
     (of the amount withdrawn)(1)...........................      6%
  Reallocation Fee(2)....................... Current Charge:    None
                                      Maximum Guaranteed Charge: $30


1 THE WITHDRAWAL PROCESSING FEES IN THE AGGREGATE WILL NOT EXCEED 9% OF THE PURCHASE PAYMENT. SUBJECT TO METLIFE'S UNDERWRITING REQUIREMENTS, WE MAY ALSO MAKE AVAILABLE AN OPTIONAL TWO YEAR WITHDRAWAL FEATURE UNDER YOUR INCOME ANNUITY. IF THE OPTIONAL TWO YEAR WITHDRAWAL FEATURE IS AVAILABLE UNDER YOUR INCOME ANNUITY, YOU CAN CHOOSE TO ADD THIS FEATURE THAT PERMITS YOU TO WITHDRAW ADDITIONAL AMOUNTS DURING THE FIRST TWO YEARS YOU HOLD YOUR INCOME ANNUITY. THIS OPTION IS DESCRIBED IN MORE DETAIL LATER IN THIS PROSPECTUS. CHOOSING THIS OPTION WILL TYPICALLY RESULT IN LOWER INCOME PAYMENTS THAN IF THIS FEATURE HAD NOT BEEN CHOSEN.

2 WE RESERVE THE RIGHT TO LIMIT REALLOCATIONS TO ONE PER MONTH. WE ALSO RESERVE THE RIGHT TO IMPOSE A REALLOCATION FEE FOR EACH ADDITIONAL REALLOCATION IN EXCESS OF THE MAXIMUM NUMBER PERMITTED. THE AMOUNT OF THIS FEE WILL BE NO GREATER THAN $30.
--------------------------------------------------------------------------------

The second table describes the fees and expenses that you will bear periodically during the time you hold the Income Annuity, but does not include fees and expenses for the Portfolios.


Annual Contract Fee for Income Annuities(3)......... Current
  Charge:                                                       None
  Maximum Guaranteed Charge: $30



Separate Account Charge
  (as a percentage of the amount of underlying portfolio
  shares we have designated in the investment divisions to
  generate your income payments) for the American Funds
  Growth-Income, American Funds Growth, American Funds Bond
  and American Funds Global Small Capitalization Investment
  Divisions(4)..............................................    1.50%
  (as a percentage of the amount of underlying portfolio
  shares we have designated in the investment divisions to
  generate your income payments) for all investment
  divisions except the American Funds Growth-Income,
  American Funds Growth, American Funds Bond and American
  Funds Global Small Capitalization Investment
  Divisions(4)..............................................    1.25%


3 WE RESERVE THE RIGHT TO IMPOSE AN ANNUAL CONTRACT FEE. THE AMOUNT OF THIS FEE WILL BE NO GREATER THAN $30.00 ANNUALLY.


4 WE RESERVE THE RIGHT TO IMPOSE AN ADDITIONAL SEPARATE ACCOUNT CHARGE ON INVESTMENT DIVISIONS THAT WE ADD TO THE CONTRACT IN THE FUTURE. THE ADDITIONAL AMOUNT WILL NOT EXCEED THE ANNUAL RATE OF 0.25% OF THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS AS SHOWN IN THE TABLE LABELED "SEPARATE ACCOUNT CHARGE (AS A PERCENTAGE OF THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS) FOR THE AMERICAN FUNDS GROWTH-INCOME, AMERICAN FUNDS GROWTH, AMERICAN FUNDS BOND AND AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION INVESTMENT DIVISIONS."


   DIFFERENT SEPARATE ACCOUNT CHARGES FOR THE AMERICAN FUNDS INVESTMENT DIVISIONS WERE IN EFFECT PRIOR TO MAY 1, 2006.
--------------------------------------------------------------------------------

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Income Annuity. All of the Portfolios listed below are Class B except for the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds fees and expenses are contained in their respective prospectuses.


                                                                       Minimum   Maximum
Total Annual Metropolitan Fund, Met Investors Fund and American Funds  -------   -------
  Operating Expenses for the fiscal year ending December 31, 2005
     (expenses that are deducted from these Funds' assets include management fees, distribution fees (12b-1 fees) and other
     expenses)..................................................        0.54%     4.54%
  After Waiver and/or Reimbursement of Expenses(5)(6)...........



5 MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT UNDER WHICH MET INVESTORS FUND HAS AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME OTHER EXPENSES SO THAT THE TOTAL ANNUAL EXPENSES OF EACH PORTFOLIO (OTHER THAN INTEREST, TAXES, BROKERAGE COMMISSIONS, OTHER EXPENDITURES WHICH ARE CAPITALIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND OTHER EXTRAORDINARY EXPENSES NOT INCURRED IN THE ORDINARY COURSE OF EACH PORTFOLIO'S BUSINESS) WILL NOT EXCEED, AT ANY TIME PRIOR TO APRIL 30, 2007, THE FOLLOWING
   PERCENTAGES: 1.35% FOR THE HARRIS OAKMARK INTERNATIONAL PORTFOLIO, 1.15% FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, 1.05% FOR THE LAZARD MID CAP PORTFOLIO, 1.30% FOR THE MET/AIM SMALL CAP GROWTH PORTFOLIO, 0.90% FOR THE PIMCO INFLATION PROTECTED BOND PORTFOLIO, 1.05% FOR THE LEGG MASON VALUE EQUITY PORTFOLIO, 1.05% FOR THE CYCLICAL GROWTH ETF PORTFOLIO, 1.05% FOR THE CYCLICAL GROWTH AND INCOME ETF PORTFOLIO, 1.25% FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO, 1.15% FOR THE NEUBERGER BERMAN REAL ESTATE PORTFOLIO, 1.00% FOR THE OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO,

   1.35% FOR THE RCM GLOBAL TECHNOLOGY PORTFOLIO AND 1.15% FOR THE T. ROWE PRICE MID-CAP GROWTH PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY METLIFE INVESTORS MAY, WITH THE APPROVAL OF THE TRUST'S BOARD OF TRUSTEES, BE REPAID BY THE APPLICABLE PORTFOLIO TO METLIFE INVESTORS. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE METLIFE INVESTORS FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE INVESTORS AND THE MET INVESTORS FUND.


6 PURSUANT TO AN EXPENSE AGREEMENT METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES AND EXTRAORDINARY EXPENSES, UNDERLYING PORTFOLIO INVESTMENT MANAGEMENT FEES AND EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS AS INDICATED:


                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
FI LARGE CAP PORTFOLIO                                           0.95
METLIFE CONSERVATIVE ALLOCATION PORTFOLIO                        0.10
METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO            0.10
METLIFE MODERATE ALLOCATION PORTFOLIO                            0.10
METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO              0.10
METLIFE AGGRESSIVE ALLOCATION PORTFOLIO                          0.10



   THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO (EXCEPT FI LARGE CAP PORTFOLIO) SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2006. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.


   METLIFE ADVISERS HAS ALSO AGREED TO WAIVE A PORTION OF ITS INVESTMENT MANAGEMENT FEE UNTIL AT LEAST APRIL 30, 2006 FOR THE FOLLOWING PORTFOLIOS IN THE PERCENTAGE AMOUNTS SPECIFIED BELOW:


                         PORTFOLIO
                         ---------                                           PERCENTAGE
                                                                             ----------
LOOMIS SAYLES SMALL CAP PORTFOLIO                                                  0.050% ON ALL ASSETS
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO                                  0.006% ON ALL ASSETS
METLIFE STOCK INDEX PORTFOLIO                                                      0.007% ON ALL ASSETS
METLIFE MID CAP STOCK INDEX PORTFOLIO                                              0.007% ON ALL ASSETS
RUSSELL 2000(R) INDEX PORTFOLIO                                                    0.007% ON ALL ASSETS
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO                                             0.007% ON ALL ASSETS
BLACKROCK BOND INCOME PORTFOLIO                                0.025% ON ASSETS IN EXCESS OF $1 BILLION
                                                                               AND LESS THAN $2 BILLION
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO                      0.015% ON THE FIRST $50 MILLION OF ASSETS



   THE EFFECT OF SUCH WAIVER IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE METROPOLITAN FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE ADVISERS AND THE METROPOLITAN FUND.

                                                                          C             A+B+C=D
METROPOLITAN FUND CLASS B ANNUAL EXPENSES          A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2005       MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)(8)(9)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
---------------------------------------------------------------------------------------------------
Western Asset Management U.S. Government
  Portfolio(7)(27)....................            0.54      0.25         0.07             0.86
BlackRock Bond Income
  Portfolio(6)(7)(10)(18).............            0.40      0.25         0.07             0.72
Lehman Brothers(R) Aggregate Bond Index
  Portfolio(6)........................            0.25      0.25         0.06             0.56
Western Asset Management Strategic Bond
  Opportunities Portfolio(7)(27)......            0.65      0.25         0.10             1.00
BlackRock Diversified Portfolio(7)(18)...         0.44      0.25         0.06             0.75
MFS Total Return Portfolio(7)(28).....            0.57      0.25         0.16             0.98
Harris Oakmark Focused Value Portfolio(7)...      0.73      0.25         0.04             1.02
BlackRock Large Cap Value Portfolio(7)(18)...     0.70      0.25         0.15             1.10
Davis Venture Value Portfolio(7)......            0.72      0.25         0.04             1.01
FI Value Leaders Portfolio(7).........            0.66      0.25         0.07             0.98
Harris Oakmark Large Cap Value
  Portfolio(7)........................            0.72      0.25         0.06             1.03
Neuberger Berman Mid Cap Value
  Portfolio(7)........................            0.67      0.25         0.09             1.01
Oppenheimer Global Equity Portfolio(7)(20)...     0.60      0.25         0.33             1.18
BlackRock Strategic Value Portfolio(7)(18)...     0.83      0.25         0.06             1.14
BlackRock Investment Trust
  Portfolio(7)(18)....................            0.49      0.25         0.06             0.80
MetLife Stock Index Portfolio(6)......            0.25      0.25         0.04             0.54
FI Mid Cap Opportunities Portfolio(7)(15)...      0.68      0.25         0.07             1.00
MetLife Mid Cap Stock Index Portfolio(6)...       0.25      0.25         0.09             0.59
FI International Stock Portfolio(7)(16)...        0.86      0.25         0.20             1.31
Morgan Stanley EAFE(R) Index Portfolio(6)...      0.30      0.25         0.22             0.77
BlackRock Legacy Large Cap Growth
  Portfolio(7)(18)....................            0.73      0.25         0.07             1.05
FI Large Cap Portfolio(7)(25).........            0.80      0.25         0.06             1.11
Jennison Growth Portfolio(7)(19)......            0.64      0.25         0.05             0.94
T. Rowe Price Large Cap Growth
  Portfolio(6)(7).....................            0.60      0.25         0.12             0.97
Loomis Sayles Small Cap Portfolio(6)(7)...        0.90      0.25         0.08             1.23
Russell 2000(R) Index Portfolio(6)....            0.25      0.25         0.11             0.61
BlackRock Aggressive Growth
  Portfolio(7)(18)....................            0.73      0.25         0.06             1.04
Franklin Templeton Small Cap Growth
  Portfolio(7)........................            0.90      0.25         0.23             1.38
T. Rowe Price Small Cap Growth
  Portfolio(7)........................            0.51      0.25         0.09             0.85

                                                                    D-E=F
METROPOLITAN FUND CLASS B ANNUAL EXPENSES            E          TOTAL EXPENSES
for fiscal year ending December 31, 2005          WAIVER/       AFTER WAIVER/
(as a percentage of average net assets)(8)(9)  REIMBURSEMENT    REIMBURSEMENT
---------------------------------------------  -------------------------------
Western Asset Management U.S. Government
  Portfolio(7)(27)....................              0.00             0.86
BlackRock Bond Income
  Portfolio(6)(7)(10)(18).............              0.00             0.72
Lehman Brothers(R) Aggregate Bond Index
  Portfolio(6)........................              0.01             0.55
Western Asset Management Strategic Bond
  Opportunities Portfolio(7)(27)......              0.00             1.00
BlackRock Diversified Portfolio(7)(18)...           0.00             0.75
MFS Total Return Portfolio(7)(28).....              0.00             0.98
Harris Oakmark Focused Value Portfolio(7)...        0.00             1.02
BlackRock Large Cap Value Portfolio(7)(18)...       0.00             1.10
Davis Venture Value Portfolio(7)......              0.00             1.01
FI Value Leaders Portfolio(7).........              0.00             0.98
Harris Oakmark Large Cap Value
  Portfolio(7)........................              0.00             1.03
Neuberger Berman Mid Cap Value
  Portfolio(7)........................              0.00             1.01
Oppenheimer Global Equity Portfolio(7)(20)...       0.00             1.18
BlackRock Strategic Value Portfolio(7)(18)...       0.00             1.14
BlackRock Investment Trust
  Portfolio(7)(18)....................              0.00             0.80
MetLife Stock Index Portfolio(6)......              0.01             0.53
FI Mid Cap Opportunities Portfolio(7)(15)...        0.00             1.00
MetLife Mid Cap Stock Index Portfolio(6)...         0.01             0.58
FI International Stock Portfolio(7)(16)...          0.00             1.31
Morgan Stanley EAFE(R) Index Portfolio(6)...        0.01             0.76
BlackRock Legacy Large Cap Growth
  Portfolio(7)(18)....................              0.00             1.05
FI Large Cap Portfolio(7)(25).........              0.00             1.11
Jennison Growth Portfolio(7)(19)......              0.00             0.94
T. Rowe Price Large Cap Growth
  Portfolio(6)(7).....................              0.00             0.97
Loomis Sayles Small Cap Portfolio(6)(7)...          0.05             1.18
Russell 2000(R) Index Portfolio(6)....              0.01             0.60
BlackRock Aggressive Growth
  Portfolio(7)(18)....................              0.00             1.04
Franklin Templeton Small Cap Growth
  Portfolio(7)........................              0.00             1.38
T. Rowe Price Small Cap Growth
  Portfolio(7)........................              0.00             0.85


                                                           C             A+B+C=D
                                    A          B     OTHER EXPENSES   TOTAL EXPENSES
                                MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
INCOME ALLOCATION PORTFOLIOS       FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
------------------------------------------------------------------------------------
MetLife Conservative
  Allocation
  Portfolio(6)(22)............     0.10      0.25         0.95             1.30
MetLife Conservative to
  Moderate Allocation
  Portfolio(6)(22)............     0.10      0.25         0.31             0.66
MetLife Moderate Allocation
  Portfolio(6)(22)............     0.10      0.25         0.19             0.54
MetLife Moderate to Aggressive
  Allocation
  Portfolio(6)(22)............     0.10      0.25         0.24             0.59
MetLife Aggressive Allocation
  Portfolio(6)(22)............     0.10      0.25         1.66             2.01

                                                                                              TOTAL EXPENSES FOR
                                                      D-E=F            TOTAL EXPENSES         THE PORTFOLIO AND
                                      E          TOTAL EXPENSES        AFTER WAIVER/        UNDERLYING PORTFOLIOS
                                   WAIVER/        AFTER WAIVER/      REIMBURSEMENT FOR          AFTER WAIVER/
INCOME ALLOCATION PORTFOLIOS    REIMBURSEMENT     REIMBURSEMENT    UNDERLYING PORTFOLIOS        REIMBURSEMENT
------------------------------  ----------------------------------------------------------------------------------
MetLife Conservative
  Allocation
  Portfolio(6)(22)............       0.95             0.35                  0.63                     0.98
MetLife Conservative to
  Moderate Allocation
  Portfolio(6)(22)............       0.31             0.35                  0.65                     1.00
MetLife Moderate Allocation
  Portfolio(6)(22)............       0.19             0.35                  0.69                     1.04
MetLife Moderate to Aggressive
  Allocation
  Portfolio(6)(22)............       0.24             0.35                  0.71                     1.06
MetLife Aggressive Allocation
  Portfolio(6)(22)............       1.66             0.35                  0.72                     1.07


                                                                          C             A+B+C=D
MET INVESTORS FUND CLASS B ANNUAL EXPENSES         A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2005       MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)(8)(9)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
---------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio(17)...               0.50      0.25         0.07             0.82
Lord Abbett Bond Debenture
  Portfolio(7)(10).............                   0.51      0.25         0.05             0.81
PIMCO Inflation Protected Bond
  Portfolio(5)(25).............                   0.50      0.25         0.05             0.80
Neuberger Berman Real Estate
  Portfolio(5)(7)..............                   0.67      0.25         0.03             0.95
Legg Mason Value Equity Portfolio(5)(24)...       0.70      0.25         3.59             4.54
Lazard Mid Cap Portfolio(5)(7)(17)...             0.70      0.25         0.09             1.04
Harris Oakmark International
  Portfolio(5)(7)(11)..........                   0.82      0.25         0.13             1.20
MFS Research International
  Portfolio(5)(7)(17)..........                   0.74      0.25         0.23             1.22
Janus Aggressive Growth
  Portfolio(5)(7)(13)..........                   0.67      0.25         0.05             0.97
Oppenheimer Capital Appreciation
  Portfolio(5)(7)(17)..........                   0.59      0.25         0.10             0.94
T. Rowe Price Mid-Cap Growth
  Portfolio(5)(12).............                   0.75      0.25         0.07             1.07
Met/AIM Small Cap Growth
  Portfolio(5)(7)(17)..........                   0.90      0.25         0.11             1.26
RCM Global Technology
  Portfolio(5)(7)(17)(21)......                   0.92      0.25         0.27             1.44

                                                                    D-E=F
MET INVESTORS FUND CLASS B ANNUAL EXPENSES           E          TOTAL EXPENSES
for fiscal year ending December 31, 2005          WAIVER/       AFTER WAIVER/
(as a percentage of average net assets)(8)(9)  REIMBURSEMENT    REIMBURSEMENT
---------------------------------------------  -------------------------------
PIMCO Total Return Portfolio(17)...                 0.00             0.82
Lord Abbett Bond Debenture
  Portfolio(7)(10).............                     0.00             0.81
PIMCO Inflation Protected Bond
  Portfolio(5)(25).............                     0.00             0.80
Neuberger Berman Real Estate
  Portfolio(5)(7)..............                     0.00             0.95
Legg Mason Value Equity Portfolio(5)(24)...         3.49             1.05
Lazard Mid Cap Portfolio(5)(7)(17)...               0.00             1.04
Harris Oakmark International
  Portfolio(5)(7)(11)..........                     0.00             1.20
MFS Research International
  Portfolio(5)(7)(17)..........                     0.00             1.22
Janus Aggressive Growth
  Portfolio(5)(7)(13)..........                     0.00             0.97
Oppenheimer Capital Appreciation
  Portfolio(5)(7)(17)..........                     0.00             0.94
T. Rowe Price Mid-Cap Growth
  Portfolio(5)(12).............                     0.00             1.07
Met/AIM Small Cap Growth
  Portfolio(5)(7)(17)..........                     0.00             1.26
RCM Global Technology
  Portfolio(5)(7)(17)(21)......                     0.00             1.44


                                                                   C             A+B+C=D
                                            A          B     OTHER EXPENSES   TOTAL EXPENSES
                                        MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
ETF PORTFOLIOS                             FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
--------------------------------------------------------------------------------------------
Cyclical Growth ETF Portfolio(25).....     0.45      0.25         1.89             2.59
Cyclical Growth and Income ETF
  Portfolio(25).......................     0.45      0.25         3.03             3.73

                                                              D-E=F
                                              E          TOTAL EXPENSES    TOTAL EXPENSES
                                           WAIVER/        AFTER WAIVER/    AFTER WAIVER/
ETF PORTFOLIOS                          REIMBURSEMENT     REIMBURSEMENT    REIMBURSEMENT
--------------------------------------  -------------------------------------------------
Cyclical Growth ETF Portfolio(25).....       1.79             0.00              0.80
Cyclical Growth and Income ETF
  Portfolio(25).......................       2.93             0.00              0.80


                                                                           C             A+B+C=D
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES              A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2004        MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets) (7)(9)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
----------------------------------------------------------------------------------------------------
American Funds Bond Portfolio...                   0.43      0.25         0.01             0.69
American Funds Growth-Income Portfolio...          0.28      0.25         0.01             0.54
American Funds Global Small Capitalization
  Portfolio.....................                   0.74      0.25         0.05             1.04
American Funds Growth Portfolio...                 0.33      0.25         0.02             0.60

                                                                    D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES                E        TOTAL EXPENSES
for fiscal year ending December 31, 2004           WAIVER/      AFTER WAIVER/
(as a percentage of average net assets) (7)(9)  REIMBURSEMENT   REIMBURSEMENT
----------------------------------------------  ------------------------------
American Funds Bond Portfolio...                     0.00           0.69
American Funds Growth-Income Portfolio...            0.00           0.54
American Funds Global Small Capitalization
  Portfolio.....................                     0.00           1.04
American Funds Growth Portfolio...                   0.00           0.60


7 EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR EACH RESPECTIVE FUND.

8 CERTAIN METROPOLITAN FUND AND MET INVESTORS FUND SUB-INVESTMENT MANAGERS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND AND MET INVESTORS FUND PORTFOLIOS DOES NOT REFLECT THESE REDUCTIONS OR CREDITS. SEE THE FUND'S PROSPECTUS FOR MORE INFORMATION. THE TABLES DO NOT REFLECT ANY VOLUNTARY WAIVER OF INVESTMENT FEES FOR ANY OF THE PORTFOLIOS. SEE THE SAI FOR MORE INFORMATION.


9 EACH OF THE AMERICAN, METROPOLITAN AND MET INVESTORS FUNDS HAS ADOPTED A DISTRIBUTION PLAN UNDER RULE 12B-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN EACH FUND'S PROSPECTUS. WE ARE PAID THE RULE 12B-1 FEE IN CONNECTION WITH THE CLASS B SHARES OF THE METROPOLITAN AND MET INVESTORS FUNDS AND CLASS 2 OF THE AMERICAN FUNDS.

10 ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE
   METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.

11 ON JANUARY 1, 2003, HARRIS ASSOCIATES L.P. BECAME THE SUB-INVESTMENT MANAGER
   FOR THE STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO WHICH CHANGED ITS NAME TO HARRIS OAKMARK INTERNATIONAL PORTFOLIO.

12 ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MFS MID CAP GROWTH PORTFOLIO WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.

13 ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS
   MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.

14 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE MFS RESEARCH MANAGERS
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE MFS INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND.

15 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE FI MID CAP OPPORTUNITIES
   PORTFOLIO WAS MERGED INTO THE JANUS MID CAP PORTFOLIO AND FIDELITY MANAGEMENT & RESEARCH COMPANY BECAME THE SUB-INVESTMENT MANAGER FOR THE PORTFOLIO WHICH CHANGED ITS NAME TO FI MID CAP OPPORTUNITIES PORTFOLIO.

16 ON DECEMBER 16, 2003, FIDELITY RESEARCH & MANAGEMENT COMPANY BECAME THE
   SUB-INVESTMENT MANAGER FOR THE PUTNAM INTERNATIONAL STOCK PORTFOLIO WHICH CHANGED ITS NAME TO FI INTERNATIONAL STOCK PORTFOLIO.

17 FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER OF THESE
   PORTFOLIOS IN PRIOR YEARS WERE REPAID IN THE LAST FISCAL YEAR TO THE INVESTMENT MANAGER BY THESE PORTFOLIOS WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES. THESE AMOUNTS ARE INCLUDED IN THE "OTHER EXPENSES BEFORE REIMBURSEMENT" COLUMN. THE AMOUNTS PER PORTFOLIO ARE:


                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
RCM GLOBAL TECHNOLOGY PORTFOLIO                                  0.14
PIMCO TOTAL RETURN PORTFOLIO                                     0.01
MFS RESEARCH INTERNATIONAL PORTFOLIO                             0.05
MET/AIM SMALL CAP GROWTH PORTFOLIO                               0.04
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO                       0.05


18 EFFECTIVE JANUARY 31, 2005, BLACKROCK ADVISORS, INC. BECAME THE
   SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH BOND INCOME PORTFOLIO, THE STATE STREET RESEARCH DIVERSIFIED PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO, THE STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO, THE STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO AND THE STATE STREET RESEARCH AURORA PORTFOLIO, WHICH CHANGED THEIR NAMES AS SHOWN IN THE FOLLOWING TABLE:

                    PRIOR PORTFOLIO NAME                                  NEW PORTFOLIO NAME
                    --------------------                                  ------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO             BLACKROCK AGGRESSIVE GROWTH PORTFOLIO
STATE STREET RESEARCH AURORA PORTFOLIO                        BLACKROCK STRATEGIC VALUE PORTFOLIO
STATE STREET RESEARCH BOND INCOME PORTFOLIO                   BLACKROCK BOND INCOME PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO                   BLACKROCK DIVERSIFIED PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO              BLACKROCK INVESTMENT TRUST PORTFOLIO
STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO              BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO
STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO               BLACKROCK LARGE CAP VALUE PORTFOLIO

19 PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005, THE MET/PUTNAM VOYAGER
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JENNISON GROWTH PORTFOLIO OF THE METROPOLITAN FUND.

20 ON MAY 1, 2005, OPPENHEIMERFUNDS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR
   THE SCUDDER GLOBAL EQUITY PORTFOLIO WHICH CHANGED ITS NAME TO OPPENHEIMER GLOBAL EQUITY PORTFOLIO.

21 ON JANUARY 15, 2005, RCM CAPITAL MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE PIMCO PEA INNOVATION PORTFOLIO WHICH CHANGED ITS NAME TO RCM GLOBAL TECHNOLOGY PORTFOLIO.


22 THESE PORTFOLIOS ARE "FUND OF FUNDS" PORTFOLIOS THAT INVEST SUBSTANTIALLY ALL
   OF THEIR ASSETS IN OTHER PORTFOLIOS OF THE METROPOLITAN FUND OR THE MET INVESTORS FUND. BECAUSE THESE PORTFOLIOS INVEST IN OTHER UNDERLYING PORTFOLIOS, EACH OF THESE PORTFOLIOS ALSO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE INVESTMENT MANAGEMENT FEE. THE TOTAL EXPENSES AFTER WAIVER/REIMBURSEMENT FOR UNDERLYING PORTFOLIOS INCLUDES THE ESTIMATED EXPENSES OF THE UNDERLYING PORTFOLIOS (AFTER APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS) AS OF THE DATE OF THIS PROSPECTUS. THE ESTIMATED TOTAL ANNUAL OPERATING EXPENSES OF THE PORTFOLIOS (BEFORE APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS), INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS (BEFORE APPLICABLE FEE WAIVERS AND REIMBURSEMENTS) AS OF THE DATE OF THIS PROSPECTUS ARE: 0.98% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 1.00% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO; 1.04% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 1.06% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO, AND 1.07% FOR THE

   METLIFE AGGRESSIVE ALLOCATION PORTFOLIO. CONTRACT OWNERS MAY BE ABLE TO REALIZE LOWER AGGREGATE EXPENSES BY INVESTING DIRECTLY IN THE UNDERLYING PORTFOLIOS INSTEAD OF INVESTING IN THE PORTFOLIOS. A CONTRACT OWNER WHO CHOOSES TO INVEST DIRECTLY IN THE UNDERLYING PORTFOLIOS WOULD NOT, HOWEVER, RECEIVE THE INCOME ALLOCATION SERVICES PROVIDED BY METLIFE ADVISERS.

23 ON DECEMBER 19, 2005, LAZARD ASSET MANAGEMENT, LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO WHICH CHANGED ITS NAME TO LAZARD MID CAP PORTFOLIO.


24 PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006, THE MFS INVESTORS TRUST
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LEGG MASON VALUE EQUITY PORTFOLIO OF THE MET INVESTORS FUND.



25 THE PORTFOLIO FIRST BECAME AVAILABLE ON MAY 1, 2006.



26 EACH PORTFOLIO WAS DESIGNED ON ESTABLISHED PRINCIPLES OF ASSET ALLOCATION.
   EACH PORTFOLIO WILL PRIMARILY INVEST ITS ASSETS IN OTHER INVESTMENT COMPANIES KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO ALSO WILL BEAR ITS PRO-RATA PORTION OF THE OPERATING EXPENSES OF THAT UNDERLYING ETF OR OTHER INVESTMENT COMPANY. THE EXPENSES OF THE UNDERLYING ETFS AND OTHER INVESTMENT COMPANIES ARE: 0.33% FOR CYCLICAL GROWTH AND INCOME ETF PORTFOLIO, AND 0.38% FOR THE CYCLICAL GROWTH ETF PORTFOLIO. THE EXPENSES OF THE UNDERLYING ETFS AND OTHER INVESTMENT COMPANIES ARE BASED UPON THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING ETFS OR OTHER INVESTMENT COMPANY FOR THE YEAR ENDED DECEMBER 31, 2005 (OR IN THE CASE OF VANGUARD(R) U.S. SECTOR INDEX FUNDS, FOR THE FISCAL YEAR ENDED AUGUST 31, 2005) ACCORDING TO SUCH UNDERLYING ETFS' AND OTHER INVESTMENT COMPANIES' ALLOCATION TARGETS IN PLACE AS OF DECEMBER 31, 2005. SEE THE PROSPECTUS FOR THE PORTFOLIOS FOR A DESCRIPTION OF THE ALLOCATION TARGETS FOR EACH PORTFOLIO.



27 ON MAY 1, 2006, WESTERN ASSET MANAGEMENT COMPANY BECAME THE SUB-INVESTMENT
   MANAGER FOR THE SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES AND THE SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIOS, WHICH CHANGED THEIR NAMES TO WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES PORTFOLIO AND WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO, RESPECTIVELY.



28 THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT A NEW MANAGEMENT FEE SCHEDULE
   THAT BECAME EFFECTIVE ON MAY 1, 2006.


EXAMPLES

    The examples are intended to help you compare the cost of investing in the Income Annuity with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE 1.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for an Income Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     --   there was no allocation to the Fixed Income Option;

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   you purchased the Optional Two Year Withdrawal Feature;

     --   no withdrawals have been taken;

     --   the underlying Portfolio earns a 5% annual return; and

     --   the AIR is 3%.


                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $601         $1,664         $2,558         $4,147
Minimum...................................................      $207         $  596         $  950         $1,669


EXAMPLE 2.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for an Income Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     --   there was no allocation to the Fixed Income Option;

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   you purchased the Optional Two Year Withdrawal Feature;

     --   no withdrawals have been taken;

     --   the underlying Portfolio earns a 5% annual return; and

     --   the AIR is 4%.


                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $601         $1,653         $2,525         $4,036
Minimum...................................................      $207         $  592         $  937         $1,621


EXAMPLE 3.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for an Income Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     --   there was no allocation to the Fixed Income Option;

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   you purchased the Optional Two Year Withdrawal Feature;

     --   no withdrawals have been taken;

     --   the underlying Portfolio earns a 5% annual return; and

     --   the AIR is 5%.


                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $601         $1,642         $2,492         $3,927
Minimum...................................................      $207         $  588         $  924         $1,573


EXAMPLE 4.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for an Income Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     --   there was no allocation to the Fixed Income Option;

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   you purchased the Optional Two Year Withdrawal Feature;

     --   no withdrawals have been taken;

     --   the underlying Portfolio earns a 5% annual return; and

     --   the AIR is 6%.


                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $601         $1,631         $2,459         $3,821
Minimum...................................................      $207         $  583         $  911         $1,527



ANNUITY UNIT VALUES



ANNUITY UNIT VALUES MAY BE FOUND IN APPENDIX A.

METLIFE


Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc., is a leading provider of insurance and other financial services to millions of individual and institutional customers throughout the United States. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowner's insurance and retail banking services to individuals, as well as group insurance, reinsurance and retirement and savings products and services to corporations and other institutions. Outside the U.S., the MetLife companies have direct insurance operations in Asia Pacific, Latin America and Europe. For more information, please visit www.metlife.com.


METROPOLITAN LIFE
SEPARATE ACCOUNT E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Income Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES

--------------------------------------------------------------------------------

Group Income Annuities are also available. They are offered to an employer, association, trust or other group for its employees, members or participants.
--------------------------------------------------------------------------------

Income annuities are usually purchased to produce a predictable source of income in retirement. There is no accumulation of cash value in an income annuity. Instead, you are purchasing a promise to receive periodic payments from the issuing insurance company under the terms of the contract. Typically, since income payments begin within twelve months, the annuity is known as an "immediate" annuity.

Income Annuities are "variable" because the value of your income payment varies based on the investment performance of the investment divisions you choose. The income payment under your Income Annuity may go up or down. Since the investment performance is not guaranteed, your income payment amount is at risk. The degree of risk will depend on the investment divisions you select. The Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

Income Annuities have a fixed payment option called the "Fixed Income Option, which may not be available in your state." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the income payment type you choose, your investment choices, the amount of your purchase payment and whether you select the Optional Two Year Withdrawal Feature, if it is available under your Income Annuity.

YOUR INVESTMENT CHOICES

--------------------------------------------------------------------------------

    The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Income Option.
--------------------------------------------------------------------------------

The Metropolitan Fund, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions.

12b-1 Plan fees are imposed on all Metropolitan Fund and Met Investors Fund Portfolios, which are Class B, and American Fund Portfolios which are Class 2.


INCOME ALLOCATION PORTFOLIOS


The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "income allocation portfolios", are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan
 14

Fund or the Met Investors Fund. Therefore, each of these income allocation portfolios will bear its pro rata portion of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the income allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the income allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the income allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the income allocation services provided by MetLife Advisers. For more information regarding the income allocation portfolios, please read the prospectus for these portfolios.


EXCHANGE TRADED FUNDS PORTFOLIOS



The Cyclical Growth EFT Portfolio and the Cyclical Growth and Income ETF Portfolio are income allocation Portfolios and "funds of funds" which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each Portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the Portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these Portfolios invest.


Starting with the most conservative Portfolio, the first group of investment choices is listed in the approximate risk relationship among each available Portfolio in the first group with all those within the same investment style listed in alphabetical order. The second group of investment choices, the income allocation portfolios, is also listed in order of risk. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The lists are intended to be guides. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your income payments are subject to the risks associated with investing in stocks and bonds, your variable income payments based on amounts allocated to the investment divisions may go down as well as up.

--------------------------------------------------------------------------------
   While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.
--------------------------------------------------------------------------------



Western Asset Management U.S.          Seeks to maximize total return
  Government Portfolio                 consistent with preservation of
                                       capital and maintenance of liquidity
BlackRock Bond Income Portfolio        Seeks competitive total return
                                       primarily from investing in
                                       fixed-income securities
American Funds Bond Portfolio          Seeks high current income consistent
                                       with preservation of capital
Lehman Brothers(R) Aggregate Bond      Seeks to equal the performance of the
  Index Portfolio                      Lehman Brothers Aggregate Bond Index
PIMCO Total Return Portfolio           Seeks maximum total return,
                                       consistent with the preservation of
                                       capital and prudent investment
                                       management
Western Asset Management Strategic     Seeks to maximize total return
  Bond Opportunities Portfolio         consistent with preservation of
                                       capital
Lord Abbett Bond Debenture Portfolio   Seeks high current income and the
                                       opportunity for capital appreciation
                                       to produce a high total return
PIMCO Inflation Protected Bond         Seeks maximum total return,
  Portfolio                            consistent with preservation of
                                       capital and prudent investment
                                       management
BlackRock Diversified Portfolio        Seeks high total return while
                                       attempting to limit investment risk
                                       and preserve capital
MFS Total Return Portfolio             Seeks a favorable total return
                                       through investment in a diversified
                                       portfolio
Neuberger Berman Real Estate           Seeks to provide total return through
  Portfolio                            investment in real estate securities,
                                       emphasizing both capital appreciation
                                       and current income
Harris Oakmark Focused Value           Seeks long-term capital appreciation
  Portfolio
BlackRock Large Cap Value Portfolio    Seeks long-term growth of capital
Davis Venture Value Portfolio          Seeks growth of capital
FI Value Leaders Portfolio             Seeks long-term growth of capital
Harris Oakmark Large Cap Value         Seeks long-term capital appreciation
  Portfolio
Neuberger Berman Mid Cap Value         Seeks capital growth
  Portfolio
Oppenheimer Global Equity Portfolio    Seeks capital appreciation
BlackRock Strategic Value Portfolio    Seeks high total return, consisting
                                       principally of capital appreciation
BlackRock Investment Trust Portfolio   Seeks long-term growth of capital and
                                       income
American Funds Growth-Income           Seeks both capital appreciation and
  Portfolio                            income
Legg Mason Value Equity Portfolio      Seeks long-term growth of capital
                                       with a secondary objective to seek
                                       reasonable current income
MetLife Stock Index Portfolio          Seeks to equal the performance of the
                                       Standard & Poor's(R) 500 Composite
                                       Stock Price Index
American Funds Global Small            Seeks capital appreciation through
  Capitalization Portfolio             stocks
FI Mid Cap Opportunities Portfolio     Seeks long-term growth of capital
Lazard Mid Cap Portfolio               Seeks long-term growth of capital
MetLife Mid Cap Stock Index Portfolio  Seeks to equal the performance of the
                                       Standard & Poor's(R) MidCap 400
                                       Composite Stock Price Index
FI International Stock Portfolio       Seeks long-term growth of capital
Harris Oakmark International           Seeks long-term capital appreciation
  Portfolio
MFS Research International Portfolio   Seeks capital appreciation
Morgan Stanley EAFE(R) Index           Seeks to equal the performance of the
  Portfolio                            MSCI EAFE Index
BlackRock Legacy Large Cap Growth      Seeks long-term growth of capital
  Portfolio
FI Large Cap Portfolio                 Seeks long-term growth of capital
American Funds Growth Portfolio        Seeks capital appreciation through
                                       stocks
Janus Aggressive Growth Portfolio      Seeks long-term growth of capital
Jennison Growth Portfolio              Seeks long-term growth of capital
Oppenheimer Capital Appreciation       Seeks capital appreciation
  Portfolio
T. Rowe Price Large Cap Growth         Seeks long-term growth of capital
  Portfolio                            and, secondarily, dividend income
Loomis Sayles Small Cap Portfolio      Seeks long-term capital growth from
                                       investments in common stocks or other
                                       equity securities

Russell 2000(R) Index Portfolio        Seeks to equal the return of the
                                       Russell 2000 Index
BlackRock Aggressive Growth Portfolio  Seeks maximum capital appreciation
T. Rowe Price Mid-Cap Growth           Seeks to provide long-term growth of
  Portfolio                            capital
Franklin Templeton Small Cap Growth    Seeks long-term capital growth
  Portfolio
Met/AIM Small Cap Growth Portfolio     Seeks long-term growth of capital
T. Rowe Price Small Cap Growth         Seeks long-term capital growth
  Portfolio
RCM Global Technology Portfolio        Seeks capital appreciation; no
                                       consideration is given to income
                        Income Allocation Portfolios
MetLife Conservative Allocation        Seeks a high level of current income,
  Portfolio                            with growth of capital a secondary
                                       objective
MetLife Conservative to Moderate       Seeks a high total return in the form
  Allocation Portfolio                 of income and growth of capital, with
                                       a greater emphasis on income
MetLife Moderate Allocation Portfolio  Seeks a balance between a high level of current income and growth of
                                       capital, with a greater emphasis on
                                       growth of capital
MetLife Moderate to Aggressive         Seeks growth of capital
  Allocation Portfolio
MetLife Aggressive Allocation          Seeks growth of capital
  Portfolio
                      Exchange Traded Funds Portfolios
Cyclical Growth ETF Portfolio          Seeks growth of capital
Cyclical Growth and Income ETF         Seeks growth of capital and income
  Portfolio



--------------------------------------------------------------------------------
The degree of investment risk you assume will depend on the investment divisions you choose. We have listed the first group of your choices in the approximate order of risk from the most conservative to the most aggressive with all those within the same investment style listed in alphabetical order. The second group of choices, the income allocation portfolios, is also listed in order of risk.
--------------------------------------------------------------------------------


Your investment choices may be limited because:

* Your employer, association or other group contract holder limits the available investment divisions.

*  We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds Portfolios are made available by the American Funds only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Met Investors Fund and the American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund, Met Investors Fund and American Funds.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS



An investment manager (other than our affiliates, MetLife Advisers, LLC and Met Investors Advisory, LLC) or sub-investment manager of a Portfolio, or its affiliates, may compensate us and/or certain of our affiliates for administrative or other services relating to the Portfolios. The amount of the compensation is not deducted from Portfolio assets and does not decrease the Portfolio's investment return. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Income Annuity and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Income Annuity and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Income Annuity.



We and/or certain of our affiliated insurance companies have membership interests in our affiliated investment managers MetLife Advisers, LLC and Met Investors Advisory, LLC, which are formed as "limited liability companies." Our membership interests entitle us to profit distributions if the investment manager makes a profit with respect to the investment management fees it receives from the Portfolios. We may benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the investment managers.



Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Portfolio's prospectus. The payments are deducted from assets of the Portfolios and are paid to our distributor, MetLife Investors Distribution Company. These payments decrease the Portfolio's investment return.

We select the Portfolios offered through this Income Annuity based on several criteria, including assets class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment management firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or its sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described above. In some cases, we have included Portfolios based on recommendations made by selling firms. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of account value if we determine that the Portfolio no longer meets one or more of the select criteria, and/or if the Portfolio has not attracted significant allocations from contract owners. We do not provide investment advice and do not recommend or endorse any particular Portfolio.



We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Who Sells the Income Annuities")



(See the "Table of Expenses" for information on the investment management fees paid by the Portfolios and the Statement of Additional Information for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)


INCOME ANNUITIES

Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately. You may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.


We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option, if this option is available in your state. We guarantee the amount of the income payment paid to you from the Fixed Income Option based upon your current allocation to that option. The amount of the guaranteed payments will not change until you make a reallocation or withdrawal from the Fixed Income Option. The annuity purchase rates we apply to the Fixed Income Option of the Income Annuity are not as favorable as those applied to other immediate annuities we issue.

Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

*  Non-Qualified         *  Qualified

If you have accumulated amounts in any of your employer's, association's or group's investment vehicles (for example, Traditional IRAs, 401(k)s, Keoghs, 401(a)s, 403(a)s, 403(b)s, 457s, or SIMPLE IRAs after two years), your lump sum rollover or transfer from that investment vehicle may be used to purchase an appropriate Income Annuity as long as all applicable Federal income tax requirements are met.

--------------------------------------------------------------------------------
                    Many times, the Owner and the Annuitant are the same person.
--------------------------------------------------------------------------------


INCOME PAYMENT TYPES

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity at application. The decision is irrevocable.

There are three people who are involved in payments under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

--------------------------------------------------------------------------------
      You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis.
--------------------------------------------------------------------------------


* Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.

Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." Whether you choose the Optional Two Year Withdrawal Feature, if permitted under your Income Annuity, will affect the amount of your income payments. Typically, income payment types which have the Optional Two Year Withdrawal Feature will result in lower income payments than income payment types without this feature. The terms of your contract will determine when your income payments start and the frequency with which you will receive your income payments. When you select an income type, it will apply to both fixed income payments and variable income payments. We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

--------------------------------------------------------------------------------
When deciding how to receive income, consider:
- The amount of income you need;
- The amount you expect to receive from other sources;
- The growth potential of other investments; and
- How long you would like your income to last.
--------------------------------------------------------------------------------


LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

OPTIONAL TWO YEAR WITHDRAWAL FEATURE
Subject to MetLife's underwriting requirements, we may make available an Optional Two Year Withdrawal Feature under your Income Annuity. If the Optional Two Year Withdrawal Feature is available under your Income Annuity, you can choose to add this optional withdrawal feature. The decision to add this feature is made at application and is irrevocable. The Optional Two Year Withdrawal Feature may not be available in all states. Your employer, association or other group contract holder may limit the availability of the Optional Two Year Withdrawal Feature.

If you purchase an Income Annuity with this feature, the income payments you receive typically will be lower than income payments that you would have received had you purchased the Income Annuity without this feature. The amount by which your income payment will be reduced will depend upon your life expectancy during the permitted withdrawal period (except if you purchase the Income Annuity for a Guaranteed Period), the income type you choose and the amount of the purchase payment.

Please refer to the discussion in the Tax Section of this Prospectus concerning the possibility that the purchase of an annuity with this option or the exercise of this option may result in the annuity not satisfying minimum distribution requirements or becoming an increasing annuity.

Please also refer to the Tax Section of this Prospectus for a discussion of other possible adverse tax consequences as a result of the exercise of the Optional Two Year Withdrawal Feature, including the imposition and retroactive imposition of the 10% penalty tax in addition to ordinary income tax.

Please note that the purchase of the Optional Two Year Withdrawal Feature may not be appropriate under certain deferred compensation or severance arrangements of an employer (including eligible Section 457(b) plans of tax-exempt employers). The mere availability of such a benefit may result in the immediate taxation to the employee of the entire benefit. Additionally, the Optional Two Year Withdrawal Feature may not be appropriate under defined benefit plans.

HOW THE OPTIONAL TWO YEAR WITHDRAWAL FEATURE WORKS

You may withdraw up to an amount equal to the "fair market value" of the income payments under the Income Annuity during the first two years after we issue the Income Annuity. We calculate the "fair market value" as follows:

* First, we determine what your revised income payment would be based on the applicable Annuity Unit Value as of the date of the withdrawal;

* Then we calculate the maximum permissible withdrawal amount by multiplying the revised income payment by an updated annuity purchase rate.

If you withdraw this maximum amount from the Income Annuity during the first two years, there will be no value left in the Income Annuity. Consequently, we will then have no further obligations to you; you will receive no further income payments or death benefit.

If you withdraw less than the maximum amount permitted, each future income payment will be reduced by the percentage equal to the ratio of the withdrawal amount to the maximum permissible withdrawal amount.

EXAMPLE: HOW THE OPTIONAL TWO YEAR WITHDRAWAL FEATURE WORKS

Assume the following:

     --   You are aged 65 on the issue date of the contract;

     --   Your purchase payment is $100,000;

     --   You elected the Optional Two Year Withdrawal Feature rider;

     -- You allocate 100% of the purchase payment to one of the investment divisions;

     --   You elected a Lifetime Income Annuity income payment type;

     --   Your first payment date was within 10 days of the issue date;

     -- The annuity purchase rate on the date of issue for the income payment type you elected was $5.00 per $1000;

     -- The Annuity Unit Value for the investment division to which you allocated the purchase payment was $10.00;

Your initial monthly income payment was thus $500.00 ($100,000/1000 X $5) and you had 50 annuity units in the investment division. Now assume that one year later you are aged 66 and you elect to make a full withdrawal under the Optional Two Year Withdrawal Feature. Assume that the then current annuity purchase rate at age 66 for a Lifetime Income Annuity income payment type with 1 year left to run on the Optional Two Year Withdrawal Feature is $5.40 per $1000.

Assume further that the Annuity Unit Value on the date of the withdrawal is $12.00. The fair market value of the income payments is thus 50 ANNUITY UNITS X $12.00 ANNUITY UNIT VALUE X 1000/$5.40 OR $111,111.11. However, if the Annuity Unit Value were $8.00 on the withdrawal date, the fair market value would be 50 X $8.00 X 1000/$5.40 OR $74,074.07.

REQUESTING A WITHDRAWAL

At your request, we will provide an estimate for you of the maximum amount available for withdrawal and the amount by which your income payments would be reduced if a particular withdrawal were taken under the Income Annuity.

You generally may make a withdrawal on any business day that the Exchange is open during the permitted withdrawal period.

Your withdrawal request must be in good order and completed prior to the close of the Exchange on a business day if you want the withdrawal to take place on that day. All other withdrawals will be processed on the next business day. We will take the withdrawal proportionately from each investment division and the Fixed Income Option in which you then had an allocation.

Withdrawals must be at least $1,000. If any withdrawal during the first two years after purchase would decrease total expected annual payments below $1,200, then we will treat this as be a request for a full withdrawal of the fair market value and we will make no further payments.

We reserve the right to require receipt of a properly executed spousal consent to the extent applicable and required under the Internal Revenue Code, the Employee Retirement Income Security Act of 1974 or the Retirement Equity Act of 1984 prior to the payment of any withdrawal.

We reserve the right to limit, reduce or eliminate this option in the future where required to comply with Federal tax law to protect you and other contract holders in the investment divisions from adverse tax consequences.

PURCHASE PAYMENT

You must purchase the Income Annuity with one purchase payment of at least $25,000. You must be at least the age of majority in your state. The oldest annuitant may not be older than 90 years old (age limit may be lower, if required by your state), if an income payment type with a life contingency is purchased. Purchase of certain income payment types may be limited by Federal income tax regulations. We reserve the right to refuse a purchase payment of $1,000,000 or more.

ALLOCATION
You decide what portion of your purchase payment is allocated to each of the variable investment divisions and the Fixed Income Option.

THE VALUE OF YOUR INCOME PAYMENTS

INITIAL VARIABLE INCOME PAYMENT

The initial variable income payment is a hypothetical payment which is calculated based on the amount of your purchase payment and the annuity purchase rate, which reflects the age and sex of the measuring lives and the income payment type selected (including the Optional Two Year Withdrawal Feature, if applicable) and the AIR ("Assumed Investment Return"). This initial variable income payment is used to establish the number of annuity units credited to you. It is not the amount of your actual first variable income payment unless your first income payment is due within 10 days after we issue the Income Annuity.

ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount from the net purchase payment (or reallocation) and the current annuity purchase rate. We then divide the initial income payment allocated to an investment division by that investment division's Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

EXAMPLE: DETERMINING THE NUMBER OF ANNUITY UNITS

Assume the following:

     -- We calculate an initial variable income payment based on the annuity purchase rate (which reflects the AIR, income payment type (including whether the Optional Two Year Withdrawal Feature was chosen) and the age and sex of the measuring lives) and the amount of the net purchase payment. (For example, if we assume an annuity purchase rate of $100 and the net purchase payment is $100,000, the initial variable income payment is $1,000. $100,000 / $100 = $1,000).

     -- You have chosen to allocate this $1,000 in equal amounts to two investment divisions (i.e., $500 to each); and

     -- On the day we receive all documents in good order and issue the Contract, the annuity unit values for investment division A is $10.00 and for investment division B is $12.50.

We credit the Income Annuity with annuity units as follows:

    $500 / $10.00 = 50 ANNUITY UNITS ALLOCATED TO INVESTMENT DIVISION A

    $500 / $12.50 = 40 ANNUITY UNITS ALLOCATED TO INVESTMENT DIVISION B

Then, to calculate your variable income payment, we multiply the number of annuity units by the current Annuity Unit Value.

AIR AS A BENCHMARK FOR INCOME PAYMENTS

--------------------------------------------------------------------------------
The AIR is stated in your Contract and may range from 3% to 6%.
--------------------------------------------------------------------------------


Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your Contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next variable income payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the insurance-related charge or Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next variable income payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the insurance-related charge or Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined ten days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

THE EFFECT OF THE AIR ON SUBSEQUENT VARIABLE INCOME PAYMENTS
(Assumes no reallocations between income payments)

If the net investment experience:  Your variable income payment will
                                   (relative to the previous income
                                   payment):
  Exceeds the AIR                    Increase
  Equals the AIR                     Stay the same
  Is less than the AIR               Decrease

EXAMPLE OF A 3% AIR

Assume that the initial variable income payment for an investment division is $1,000. Also assume that when we calculate your next income payment the investment experience for the underlying Portfolio (minus the insurance-related charge or Separate Account charge) is up 10% (exceeds the AIR). Your variable income payment attributed to that investment division would be $1,067.96. The percentage change between the initial variable income payment and your next income payment is a 6.8% INCREASE.

However, assume instead that the investment experience for the underlying Portfolio (minus the insurance-related charge or Separate Account charge) is down 10% (does not exceed the AIR). Your next variable income payment would be $873.79. Note that the percentage change between the initial variable income payment and your next income payment is a 12.6% DECREASE.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.

* Then, we divide by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

*  Finally, we multiply the previous Annuity Unit Value by this result.

EXAMPLE: CALCULATING THE ANNUITY UNIT VALUE

Assume the following:

     --   Yesterday's Annuity Unit Value was $10.20;

     -- The number we calculate for today's change in investment experience (which reflects the deduction for the investment-related charge) is
          1.02 (up 2%);


     -- The daily equivalent of the Separate Account charge for all investment divisions (except the American Funds Growth, American Funds Growth-Income, American Funds Bond and American Funds Global Small Capitalization Investment Divisions) is 0.000034035; and


     --   The daily equivalent of the adjustment for a 3% AIR is 1.0000809863.

The new Annuity Unit Value is:

  (1.02 - .0.000034035) / 1.0000809863 X $10.20 = $10.40

However, now assume that today's change in investment experience (which reflects the deduction for the investment-related charge) is .98 (down 2%) instead of 1.02.

The new Annuity Unit Value is:

  (.98 - .0.000034035) / 1.0000809863 X $10.20 = $9.99

REALLOCATION PRIVILEGE

You can reallocate among the investment divisions and the Fixed Income Option.

Currently, there is no charge to make a reallocation. (We reserve the right to impose a reallocation fee in the future. The amount of this fee will be no greater than $30.) Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the investment divisions or other funds to generate your income payments.

For us to process a reallocation, you must tell us:

     --   The percentage of the income payment to be reallocated;

     -- The investment divisions (or Fixed Income Option) from which you want the income payment to be reallocated; and

     -- The investment divisions or Fixed Income Option (and the percentages allocated to each) to which you want the income payment to be reallocated.

When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

     -- First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

     -- Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

     -- Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option for the Income Annuity on the date of your reallocation;

     -- Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When you request a reallocation from the Fixed Income Option to an investment division, a similar adjustment will be made to your payment at the time of the reallocation. However, in this case the payment adjustment will be determined by multiplying the income payment amount to be reallocated from the Fixed Income Option by the ratio of the annuity purchase rate determined in the third step above divided by the annuity purchase rate determined in the second step above.

When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.


Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.


Frequent requests from contract owners or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be present in the international, small-cap, and high-yield investment Portfolios (i.e., Western Asset Management Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization and Lord Abbett Bond Debenture Portfolios (the "Monitored Portfolios")) and we monitor reallocation/transfer activity in those Monitored Portfolios. We employ various means to monitor reallocation/transfer activity, such as examining the frequency and size of reallocations/transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor reallocation/transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12 month period there were (1) six or more reallocations/transfers involving the given category; and (2) cumulative gross reallocations/transfers involving the given category that exceed the current amount available to make income payments; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a reallocation/transfer in followed by a reallocation/transfer out within the next seven calendar days or a reallocation/transfer out followed by a reallocation/transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.


Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other contract owners, participants/annuitants or other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.


Transfers made under any asset allocation program described in this prospectus are not treated as transfers/reallocations when we evaluate trading patterns for market timing.



The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the reallocation/transfer limits. Our ability to detect and/or restrict such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Income Annuity. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006, we will be required to (1) enter into a written agreement with each Portfolio or its principal underwriter that will obligate us to provide the Portfolio promptly upon request certain information about the trading activity of individual contact owners, participants/annuitants, and (2) execute instructions from the Portfolio to restrict or prohibit further transfer/reallocations by specific contract owners, participants/annuitants who violate the frequent trading policies established by the Portfolio.



In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, and we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.



In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.

Here are examples of the effect of a reallocation on the income payment:

     -- Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your fixed income payment from the Fixed Income Option will be increased by $40 X ($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units as investment division A will be decreased as well.)

     -- Suppose you choose to reallocate 40% of your $100 fixed payment supported by the Fixed Income Option to a variable income payment supported by investment division A. Assume again that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment supported by investment division A will be increased by $40 X ($100 / $125) or $32, and your fixed income payment supported by the Fixed Income Option will be decreased by $40. (The number of annuity units in investment division A will be increased as well.)

     -- Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions.)

STANDARD WITHDRAWAL FEATURE

--------------------------------------------------------------------------------
  Post-tax or after-tax means that your purchase payment for your Income Annuity does not reduce your taxable income or give you a tax reduction.
--------------------------------------------------------------------------------



This feature varies by your income payment type (described earlier). The Standard Withdrawal Feature may not be available in all states. Currently, this feature is only available if you purchase an Income Annuity with an income payment type that has a guarantee period.


If you have elected the Optional Two Year Withdrawal Feature, all withdrawals during the first two years that you hold the Income Annuity will be governed by that feature.

If you have elected the Optional Two Year Withdrawal Feature and you have held the Income Annuity for more than two years or have not elected the Optional Two Year Withdrawal Feature and you take a withdrawal, the Standard Withdrawal Feature will apply.

Purchase of a term certain or life contingent annuity with a guarantee period for this product may result in adverse tax consequences to the participant under certain types of deferred compensation arrangements such as PEDC plans of a tax-exempt employer. The Standard Withdrawal Feature during the guarantee period may result in acceleration of taxation of the withdrawal value.

Please refer to the discussion in the Tax Section of this Prospectus concerning the possibility that the purchase of an annuity with this feature or the exercise of this feature may result in the annuity not satisfying minimum distribution requirements or becoming an increasing annuity.

Please also refer to the Tax Section of this Prospectus for a discussion of other possible adverse tax consequences as a result of the exercise of the Standard Withdrawal Feature, including the imposition and retroactive imposition of the 10% penalty tax in addition to ordinary income tax.

Please note that the Standard Withdrawal Feature may not be appropriate under certain deferred compensation or severance arrangements of an employer (including eligible Section 457(b) plans of tax-exempt employers). The mere availability of such a benefit may result in the immediate taxation to the employee of the entire benefit. Additionally, the Standard Withdrawal Feature may not be appropriate under defined benefit plans.

HOW THE STANDARD WITHDRAWAL FEATURE WORKS

You may make withdrawals of the "fair market value" of the income payments in the remaining guarantee period under the Income Annuity.


You may make withdrawals if you purchased an Income Annuity with one of the following income types:


*  Lifetime Income Annuity with a Guarantee Period;

*  Lifetime Income Annuity for Two with a Guarantee Period; or

*  Income Annuity for a Guaranteed Period.


We calculate the "fair market value" of these guaranteed payments as follows:


* First, we determine what your revised income payment would be based on the applicable Annuity Unit Value as of the date of the withdrawal;

* Then we multiply the revised income payment by an updated annuity purchase rate that reflects only the payments in the remaining guarantee period of the Income Annuity.

Each future income payment in the remaining guarantee period after a withdrawal during the guarantee period will be reduced proportion-ately by the percentage equal to the ratio of the withdrawal amount to the full "fair market value" of the payments in the remaining guarantee period at the time of the withdrawal.

You may make an unlimited number of withdrawals during the guarantee period as long as no withdrawal reduces your revised income payment to less than 25% of the actual initial income payment or, if greater, $100 per month (or $1,200 annualized, if payable other than monthly), except for the Income Annuity for a Guaranteed Period. In that case, you may make an unlimited number of withdrawals and withdraw the full "fair market value" of the income payments in the guaranteed period. Any income payments payable after the guarantee period will not be reduced by the withdrawals you made.

WITHDRAWAL PROCESSING FEE

When you make a withdrawal using the Standard Withdrawal Feature, you pay a withdrawal processing fee. This fee is equal to 6% of the amount withdrawn. The withdrawal processing fees in the aggregate will not exceed 9% of the purchase payment. The amount payable to you equals the amount withdrawn, less the withdrawal processing fee.

REQUESTING A WITHDRAWAL

At your request, we will provide an estimate for you of the maximum amount available for withdrawal and the amount by which your income payments would be reduced if a particular withdrawal were taken under the Income Annuity.

You generally may make a withdrawal on any business day that the Exchange is open during the permitted withdrawal period.

Your withdrawal request must be in good order and completed prior to the close of the Exchange on a business day if you want the withdrawal to take place on that day. All other withdrawals will be processed on the next business day. We will take the withdrawal proportionately from each investment division and the Fixed Income Option in which you then had an allocation.

Withdrawals must be at least $1,000. If any withdrawal would decrease total expected annual payments below our minimums, then we will deny your request.

We reserve the right to require receipt of a properly executed spousal consent to the extent applicable and required under the Internal Revenue Code, the Employee Retirement Income Security Act of 1974 or the Retirement Equity Act of 1984 prior to the payment of any withdrawal.

We reserve the right to limit, reduce or eliminate this feature in the future where required to comply with Federal tax law to protect you and other contract holders in the investment divisions from adverse tax consequences.

DEATH BENEFIT

IF YOU OR THE LAST SURVIVING ANNUITANT SHOULD DIE BEFORE PAYMENTS COMMENCE OR THE "ANNUITY STARTING DATE"

If you (or the annuitant, if the owner is a non-natural person) die, or the last surviving annuitant dies, before income payments begin, you will receive a lump sum equal to the purchase payment less any withdrawals previously made, once we receive satisfactory proof of death.

If you (or the annuitant, if the owner is a non-natural person) die before the "Annuity Starting Date," as defined in the Federal income tax regulations, any remaining interest in the Income Annuity must be paid in a lump sum within five years after the date of death or over the beneficiary's lifetime or life expectancy, with payments beginning within a year after such death.

Instead of receiving the benefit, if the beneficiary is your spouse, he or she may continue the IRA Qualified or Non-Qualified Income Annuity as owner.

ON OR AFTER THE DATE PAYMENTS COMMENCE

If the last surviving annuitant dies on or after the date income payments begin, you may choose to receive in a lump sum the fair market value of the income payments in the remaining guarantee period, if an income payment type with a guarantee period was purchased.

If you elected the Optional Two Year Withdrawal Feature, then you may receive a different death benefit. During the first two years after purchase, if any owner or the last surviving annuitant dies, regardless of the income payment type purchased, you will receive in a lump sum, the fair market value of the future income payments that would have been payable except for such death.

However, if you had purchased a Qualified Income Annuity, in no case will any lump sum death benefit you chose or that is payable to you exceed the purchase payment, less any amounts previously withdrawn, less any income payments previously made.

Instead of receiving the death benefit if the beneficiary is your spouse, he or she may continue the IRA Qualified or Non-Qualified Income Annuity as owner.

CHARGES

--------------------------------------------------------------------------------
The charges you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges when calculating the Annuity Unit Value.
--------------------------------------------------------------------------------

There are two types of charges you pay if you allocate any of your income payment to the investment divisions:

*  Insurance-related charge; and

*  Investment-related charge.

INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE


You will pay an insurance-related charge for the Separate Account that is 1.25% annually of the average value of the amounts in the Separate Account. We currently charge an additional Separate Account charge of 0.25% of the average value of the amounts in the American Funds Growth, American Funds Growth-Income, American Funds Bond and American Funds Global Small Capitalization investment divisions. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.


General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

This charge also pays us for distribution costs to both our licensed sales persons and other broker-dealers.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Income Annuities (Class B and Class 2) have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

STANDARD WITHDRAWAL FEATURE WITHDRAWAL PROCESSING FEE

For each withdrawal, there is a withdrawal processing fee of 6% of the amount withdrawn. The withdrawal processing fee pays us for our administrative costs relating to the withdrawal, such as financial, actuarial and accounting costs. The withdrawal processing fee also reimburses us for our costs in selling the Income Annuities. We may use our profits (if any) from the Separate Account charge to pay for our costs to sell the Income Annuities which exceed the amount of withdrawal processing fees we collect.

ANNUAL CONTRACT CHARGE

Currently there is no annual contract charge. We reserve the right to deduct a $30 Annual Contract Fee. If we do so, it will be deducted pro-rata from each income payment. Any change in the contract charge would only affect purchasers of the Income Annuity on or after the date the charge was instituted. This charge pays us for our miscellaneous administrative costs.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK
You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.

If you do not cancel your Income Annuity during the "free-look" period, your decision to purchase the Income Annuity is irrevocable.

GENERAL INFORMATION


ADMINISTRATION
All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payment, by check or money order made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payment.

A purchase payment is effective and valued as of the close of the Exchange, on the day we receive it in good order at your MetLife Designated Office, except when it is received:

*  On a day when the Annuity Unit Value is not calculated, or

*  After the close of the Exchange.

--------------------------------------------------------------------------------
  Generally, your requests are effective the day we receive them at your MetLife
                                                Designated Office in good order.
--------------------------------------------------------------------------------


In those cases, the purchase payment will be effective the next day the Annuity Unit Value is calculated.

We reserve the right to credit your purchase payment to you within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. You may elect to have your income payments sent to your residence or have us deposit payments directly into your bank account. Periodically, you may receive additional information from us about the Income Annuity. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We may suspend or eliminate telephone privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE

You may obtain information and initiate transactions through our toll-free number, 1-800-635-7775. Our customer service consultants are available by telephone between 8 a.m. and 6 p.m. Eastern Time each business day.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone. When someone contacts us by telephone and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For Income Annuity realloca-tions, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions, we may continue making payments to a joint annuitant.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of reallocations for a number of other contract owners, who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Annuity Unit Value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Annuity Unit Value. Subject to our procedure, we will make withdrawals and reallocations at a later date, if you request.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or reallocation when:

     -- rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

     -- during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE

--------------------------------------------------------------------------------
   All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.
--------------------------------------------------------------------------------

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.

We may state performance in terms of "yield," "change in Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an annuity unit for a certain period. These numbers may also be annualized. Change in Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period.

AVERAGE ANNUAL TOTAL RETURN (also known as annualized change in annuity value) calculations ("Standard Performance") reflect all Separate Account charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Income Annuity. These presentations reflect all available AIRs:
3%, 4%, 5% and 6%. These figures also assume a steady annual rate of return.

For purposes of presentation of Non-Standard Performance, we may assume that the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Income Annuities had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Income Annuities had been introduced as of the Portfolio inception date.

We may state performance for the investment divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.

Past performance is no guarantee of future results.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

Historical performance information should not be relied on as a guarantee of future performance results.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the average of investment-related charges for all Portfolios to depict investment-related charges.

An illustration should not be relied upon as a guarantee of future results.

Performance figures will vary among the Income Annuities as a result of different AIRs.

CHANGES TO YOUR INCOME ANNUITY
We have the right to make certain changes to your Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*  To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws including limiting the number, frequency or types of reallocations permitted).

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Income Annuities.

* To make any necessary technical changes in the Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Income Annuities, where required by law, we will ask your approval before making any technical changes.

VOTING RIGHTS
Based on our current view of applicable law, you have voting interests under your Income Annuity concerning Metropolitan Fund, Met Investors Fund or American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund, Met Investors Fund or American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

*  The shares for which voting instructions are received, and

*  The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE INCOME ANNUITIES
All Income Annuities are sold through our licensed sales representatives which include registered representatives of our affiliated broker-dealers. We and our affiliated broker-dealers are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934 and we are also members of the National Association of Securities Dealers, Inc. Income Annuities may also be sold through other registered broker-dealers. Income Annuities are also may be sold through the mail or over the Internet.

The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by payments from us. There is no front-end sales load deducted from purchase payments to pay sales commissions. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us. Sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us.

We make cash payments to non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives for the products they sell and service based upon a "gross dealer concession" model. With respect to the Income Annuities, the gross dealer concession ranges from 2.0% to 5.0% of the purchase payment and, starting in the first Contract Year, an amount up to 2% of the income payments that are made each year that the Contract is in force for servicing the Income Annuity. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representatives. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

We pay compensation for the sale of the Income Annuities by affiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Income Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made through our sales representatives. These firms pay their sales representatives all or a portion of the commissions received for their sales of Income Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs.

Because of the receipt of this cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and managers of our affiliates may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because additional cash compensation paid to non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates is based primarily on the sales of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

We also pay the business unit responsible for the operation of our distribution system.


We also offer our sales representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.



The American Funds Global Small Capitalization Portfolio, the American Funds Growth Portfolio, American Funds Bond Portfolio and the American Funds Growth-Income Portfolio make payments to MetLife under their distribution plans in consideration of services provided and expenses incurred by MetLife in distributing their shares. These payments currently equal 0.25% of the Separate Account assets invested in the particular Portfolio. The Distribution Plan is described in more detail in the American Funds Insurance Series prospectus.

We pay American Funds Distributors, Inc., the principal underwriter for the American Funds, a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, American Funds Bond Portfolio and the American Funds Global Small Capitalization Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Income Annuity.



We may also enter into preferred distribution arrangements with certain affiliated selling firms such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc.. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, we may pay separate, additional compensation to the selling firm for services the selling firm provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.


FINANCIAL STATEMENTS
The financial statements and related notes for the Separate Account and MetLife, which are in the SAI and are available from MetLife upon request, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing in the SAI and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

WHEN WE CAN CANCEL YOUR INCOME ANNUITY

We may not cancel your Income Annuity, except as described in the Optional Two Year Withdrawal Feature section of the Prospectus.


INCOME TAXES

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state income taxation. The SAI has additional tax information.

Where otherwise permitted under the Income Annuities, the transfer of ownership of an Income Annuity, the designation (or change in such a designation) of an annuitant, beneficiary or other payee who is not
 46
also an owner, the exchange of an Income Annuity, or the receipt of an Income Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

Under current Federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

GENERAL

All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA or qualified plan with an annuity, it does provide you additional insurance benefits such as availability of a guaranteed income for life.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA (the Employee Retirement Income Security Act of 1974).

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-skipping transfer tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding

U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

WITHDRAWALS

If you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of:

*  annuity you purchase (e.g., Non-Qualified or IRA); and

*  pay-out option you elect.

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

WITHDRAWALS BEFORE AGE 59 1/2

If you receive a taxable distribution from your Contract before you reach age
59 1/2, this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes. (In general, this does not apply to 457 annuities. However, it does apply to distributions from Section 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.)

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                            Type of
                                            Contract
                               ----------------------------------
                                                           401(a)
                                                           401(k)
                                               Trad.       Keogh
                                              IRA/SEP      403(a)
                                 Non-         SIMPLE       403(b)
                               Qualified       IRA*         457
                               ---------      -------      ------
In a series of
substantially equal
payments made annually
(or more frequently) for
life or life expectancy
(SEPP)                             x             x         x(1)
After you die                      x             x           x
After you become totally
disabled (as defined in
the Code)                          x             x           x
To pay deductible medical
expenses                                         x           x
To pay medical insurance
premiums if you are
unemployed                                       x
For qualified higher
education expenses, or                           x
For qualified first time
home purchases up to
$10,000                                          x
After December 31, 1999
for IRS levies                                   x           x
After separation from
service if you are over
age 55 at time of
separation                                                   x
Under certain income
annuities providing for
substantially equal
payments over the
"pay-out" period                   x
(*) For SIMPLE IRA's the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.
(1) You must also be separated from service.

INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)

If you are considering selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether income payments will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will generally result in the retroactive imposition of the 10% penalty with interest.

If you have not attained age 59 1/2 at the time of purchase and intend to use the Income Annuity to meet the substantially equal periodic payment exception to the 10% penalty tax, note that the exercise of either withdrawal feature prior to the later of (a) your attaining age 59 1/2 or (b) five years after income payments had begun, will generally also result in the retroactive imposition of the 10% penalty tax (with interest) in addition to ordinary income tax on income payments previously received. In such cases, the taxable portion of the withdrawal, as well as the taxable portion of income payments received in the year of the withdrawal, will generally be subject to the 10% penalty tax in addition to ordinary income tax. In addition, if you are under age 59 1/2 when such payments are received, any future payments you receive will generally be subject to the 10% penalty tax. Consult your tax adviser.

NON-QUALIFIED ANNUITIES

--------------------------------------------------------------------------------
 After-tax means that your purchase payments for your annuity do not reduce your taxable income or give you a tax deduction.
--------------------------------------------------------------------------------


* Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.

* Once income payments commence, you may not be able to transfer withdrawals to another non-qualified annuity contract in a tax-free Section 1035 exchange.

* When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

* Where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest payments.

* In addition, certain immediate income annuities providing for substantially equal payments as defined under Section 72(u)(4) of the Code that are held by non-natural persons will be considered non-qualified annuities for Federal income tax purposes. It is unclear whether your Income Annuity will satisfy this test. Accordingly, non-natural persons should consult with their own tax advisors prior to purchase and prior to the exercise of any withdrawal feature.

DIVERSIFICATION

In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their Contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

     -- Possible taxation of reallocations between investment divisions and/or reallocations from/between an investment division to/and a fixed option.

     -- Possible taxation as if you were the owner of your portion of the Separate Account's assets.

     -- Possible limits on the number of funding options available or the frequency of reallocations among them.

INCOME PAYMENTS

Income payments are subject to an "excludable amount" which determines how much of each payment is treated as:

*  A non-taxable return of your purchase payment; and

*  A taxable payment of earnings.

* Income payments and amounts received on the exercise of a withdrawal or partial withdrawal option under your Non-Qualified Annuity may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for income payment or withdrawals, whichever is applicable.

Additionally, if you are under age 59 1/2 at the time income payments commence and intend the income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of (a) age 59 1/2, or
(b) five years after income payments commence will generally invalidate the exception and subject you to additional penalties and interest.

The Internal Revenue Service (the "IRS") has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where reallocations are permitted between investment divisions or from an investment division into the Fixed Income Option.

We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If you die before the purchase payment is returned, the unreturned amount may be deductible on your final tax return or deductible by your beneficiary if income payments continue after your death or a lump sum is paid to your estate or your beneficiary.

If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.

EXERCISE OF OPTIONAL TWO YEAR WITHDRAWAL OR STANDARD WITHDRAWAL FEATURE

If your Income Annuity has been purchased with an Optional Two Year Withdrawal Feature or is a term certain only annuity and is terminated as a result of the exercise of the withdrawal feature, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax contributions.

For Non-Qualified Annuities, amounts received under the exercise of a partial withdrawal may be fully includable in taxable income. The entire amount of the withdrawal could be treated as taxable income. Exercise of either withdrawal feature may adversely impact the amount of subsequent payments which can be treated as a non-taxable return of investment.

AFTER DEATH

If you die before the annuity starting date, as defined under the income tax regulations, payment of your entire interest in the Contract must be made within five years of the date of your death or payments must begin under a pay-out option allowed by the Code to your beneficiary within one year of the date of your death.

If you die on or after the annuity starting date, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

If the beneficiary is your spouse, he or she may continue the Non-Qualified Income Annuity as owner.


ROTH IRA ANNUITIES



GENERAL



Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax payments to a Roth IRA.



PURCHASE PAYMENTS



The Contract may accept a single purchase payment consisting of a rollover from a Roth IRA and a Roth IRA contribution for the year of purchase. The Roth IRA must have been in existence for at least 5 years since the date of the first Roth IRA contribution.



Further, with respect to Traditional IRA amounts which were converted to a Roth IRA, such conversion must have occurred at least five years prior to purchase of this Contract. Consult your independent tax advisor.



Roth IRA purchase payments for individuals are nondeductible and are limited to the lesser of 100% of compensation or the deductible amount under the Code ($4,000 for tax years 2006-2007) including contributions to all your Traditional and Roth IRAs. This amount increases to $5,000 in 2008 (adjusted for inflation thereafter). In 2006 individuals age 50 or older can make an additional "catch up" purchase payment of $1,000 a year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit, if your modified adjusted gross income does not exceed $95,000 ($150,000 for married couples filing jointly).



Purchase payment limits are phased out if your income is between:



STATUS                                   INCOME
------                             -------------------
Individual......................   $ 95,000 - $110,000
Married filing jointly..........   $150,000 - $160,000
Married filing separately.......   $       0 - $10,000

        - Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA.



        - You can contribute to a Roth IRA after age 70 1/2.



        - If you exceed the purchase payment limits you may be subject to a tax penalty.



        - If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).



        - If you are an active participant in a retirement plan of an employer, your contributions may be limited.



WITHDRAWALS OR INCOME PAYMENTS



Generally, withdrawals of earnings or Income Payments from Roth IRAs are free from Federal income tax if they meet the following two requirements:



        - The withdrawal or Income Payment is made:



             - At least five taxable years after your first contribution to a
               Roth IRA, and



        - The withdrawal or Income Payment is made:



             - On or after the date you reach age 59 1/2;



             - Upon your death or disability;



Withdrawals of earnings and Income Payments which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2. See chart above. Consult your tax adviser to determine if an exception applies.



Withdrawals and Income Payments from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments or on income payments. However, withdrawals of converted amounts from a non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion.



The order in which money is withdrawn from a Roth IRA is as follows:



(All Roth IRAs owned by a taxpayer are combined for withdrawal purposes.)



        - The first money withdrawn is any annual (non-conversion/rollover) contributions to the Roth IRA. These are received tax and penalty free.



        - The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.



        - The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed, otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.



        - We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.



REQUIRED DISTRIBUTIONS AND AFTER DEATH DISTRIBUTIONS



Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth IRAs, however, in general, the same rules with respect to minimum distributions after your death under Traditional IRAs also apply to Roth IRAs. Note that if payments under a Roth Income Annuity have begun prior to your death the remaining interest in the Contract, IF ANY, must be paid to your designated beneficiary by the end of the 5th calendar year following the ear of death or over a period no longer than the beneficiary's remaining life expectancy by the end of the calendar year following the year of death. We reserve the right to accelerate any remaining payments to comply with this tax rule.



If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age
70 1/2.



If your spouse is your sole beneficiary and if your Contract permits, he or she may elect to continue as "owner" of the Contract.


QUALIFIED ANNUITIES

Your IRA annuity is not forfeitable and you may not transfer it to someone else.

The sale of a contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency.

The Income Annuity with appropriate tax endorsement has not yet been approved by the Internal Revenue Service for use with a Traditional IRA. Such approval is not required to constitute a valid Traditional IRA.

WITHDRAWALS AND INCOME PAYMENTS

Income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values.

We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, for Traditional IRAs, you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2.

Generally, for plans or arrangements other than IRAs, you must begin receiving withdrawals from your Contract by April 1 of the calendar year following the later of:

*  The year you turn age 70 1/2 or

* Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and Contract, the year you retire.

Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not.

In general, proposed regulations issued in 2002 and finalized in 2004 permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Actuarial gain is the "difference between actuarial assumptions used in pricing and actual experience with respect to those assumptions; or differences between actuarial assumptions used in pricing when the annuity was purchased and actuarial assumptions used in pricing at the time the actuarial gain is determined." Additionally, these proposed regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

AFTER DEATH

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest within five years after the year of your death.

If you die after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the beneficiary is your spouse, he or she may continue the IRA Qualified Income Annuity as owner.


LEGAL PROCEEDINGS



In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.



It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the separate account or upon the ability of MetLife to perform its contract with the Separate Account or of MetLife to meet its obligations under the Income Annuity.

APPENDIX A: ANNUITY UNIT VALUE TABLES


    These tables show fluctuations in the Annuity Unit Values for each investment division from the inception date of the Income Annuity on May 3, 2004 to December 31, 2005 for all variations of the Income Annuity. The information in the tables has been derived from the Separate Account's full financial statements or other reports (such as the annual report). The first table shows the Income Annuity with an AIR of 3%, the second table shows the Income Annuity with an AIR of 4%, the third tables show the Income Annuity with an AIR of 5% and the fourth table shows the Income Annuity with an AIR of 6%.



TABLE I (3% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------

American Funds Global Small Capitalization
  Division.........................................         2004            $15.73           $ 17.54              0.00
                                                            2005             17.54             21.30              0.00

American Funds Growth Division.....................         2004             85.97             92.19              0.00
                                                            2005             92.19            103.79              0.00

American Funds Growth-Income Division..............         2004             66.16             70.39              0.00
                                                            2005             70.39             72.18              0.00

BlackRock Aggressive Growth Division...............         2004             26.16             28.62              0.00
                                                            2005             28.62             30.62              0.00

BlackRock Bond Income Division.....................         2004             31.37             32.07              0.00
                                                            2005             32.07             31.74              0.00

BlackRock Diversified Division.....................         2004             26.80             28.54              0.00
                                                            2005             28.54             28.43              0.00

BlackRock Investment Trust Division................         2004             43.00             46.82              0.00
                                                            2005             46.82             46.87              0.00

BlackRock Large Cap Value Division.................         2004             10.36             11.28              0.00
                                                            2005             11.28             11.53              0.00

BlackRock Legacy Large Cap Growth Division.........         2004             20.00             21.63              0.00
                                                            2005             21.63             22.37              0.00

BlackRock Strategic Value Division.................         2004             15.17             16.85              0.00
                                                            2005             16.85             16.96              0.00

TABLE I (3% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
Davis Venture Value Division.......................         2004            $24.63           $ 26.17              0.00
                                                            2005             26.17             27.89              0.00

FI International Stock Division....................         2004              9.65             10.88              0.00
                                                            2005             10.88             12.39              0.00

FI Mid Cap Opportunities Division..................         2004             13.10             14.56              0.00
                                                            2005             14.56             15.05              0.00

FI Value Leaders Division..........................         2004             19.38             21.58              0.00
                                                            2005             21.58             23.09              0.00

Franklin Templeton Small Cap Growth Division.......         2004              8.40              9.18              0.00
                                                            2005              9.18              9.29              0.00

Harris Oakmark Focused Value Division..............         2004             25.37             27.17              0.00
                                                            2005             27.17             28.88              0.00

Harris Oakmark International Division..............         2004             11.56             13.24              0.00
                                                            2005             13.24             14.66              0.00

Harris Oakmark Large Cap Value Division............         2004             11.14             11.86              0.00
                                                            2005             11.86             11.30              0.00

Janus Aggressive Growth Division...................         2004              6.28              6.73              0.00
                                                            2005              6.73              7.41              0.00

Jennison Growth Division...........................         2004              3.97              4.09              0.00
                                                            2005              4.09              4.41              0.00

Lazard Mid Cap Division............................         2004             12.07             12.86              0.00
                                                            2005             12.86             13.46              0.00

Lehman Brothers(R) Aggregate Bond Division.........         2004             11.39             11.57              0.00
                                                            2005             11.57             11.42              0.00

TABLE I (3% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap Division...................         2004            $20.04           $ 22.40              0.00
                                                            2005             22.40             23.16              0.00

Lord Abbett Bond Debenture Division................         2004             14.08             14.80              0.00
                                                            2005             14.80             14.56              0.00

Met/AIM Small Cap Growth Division..................         2004             10.91             11.54              0.00
                                                            2005             11.54             12.11              0.00

MetLife Mid Cap Stock Index Division...............         2004             10.97             12.13              0.00
                                                            2005             12.13             13.17              0.00

MetLife Stock Index Division.......................         2004             27.26             29.15              0.00
                                                            2005             29.15             29.48              0.00

MFS Investors Trust Division.......................         2004              7.11              7.78              0.00
                                                            2005              7.78              8.06              0.00

MFS Research International Division................         2004              9.26             10.50              0.00
                                                            2005             10.50             11.84              0.00

MFS Total Return Division..........................         2004             28.20             30.27              0.00
                                                            2005             30.27             30.16              0.00

Morgan Stanley EAFE(R) Index Division..............         2004              8.78             10.07              0.00
                                                            2005             10.07             11.02              0.00

Neuberger Berman Mid Cap Value Division............         2004             17.04             19.61              0.00
                                                            2005             19.61             21.27              0.00

Neuberger Berman Real Estate Division..............         2004              9.99             12.66              0.00
                                                            2005             12.66             13.90              0.00

Oppenheimer Capital Appreciation Division..........         2005              7.06              7.52              0.00

Oppenheimer Global Equity Division.................         2004             11.40             12.98              0.00
                                                            2005             12.98             14.59              0.00

TABLE I (3% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Division........................         2004            $11.09           $ 11.34              0.00
                                                            2005             11.34             11.24              0.00

RCM Global Technology Division.....................         2004              3.96              4.07              0.00
                                                            2005              4.07              4.38              0.00

Russell 2000(R) Index Division.....................         2004             12.37             13.97              0.00
                                                            2005             13.97             14.12              0.00

T. Rowe Price Large Cap Growth Division............         2004             10.25             10.96              0.00
                                                            2005             10.96             11.29              0.00

T. Rowe Price Mid-Cap Growth Division..............         2004              5.97              6.68              0.00
                                                            2005              6.68              7.41              0.00

T. Rowe Price Small Cap Growth Division............         2004             11.07             11.65              0.00
                                                            2005             11.65             12.49              0.00

Western Asset Management Strategic Bond
  Opportunities Division...........................         2004             16.09             16.83              0.00
                                                            2005             16.83             16.72              0.00

Western Asset Management U.S. Government
  Division.........................................         2004             13.29             13.43              0.00
                                                            2005             13.43             13.20              0.00

MetLife Aggressive Allocation Division.............         2005              9.99             10.94              0.00

MetLife Conservative Allocation Division...........         2005              9.99             10.10              0.00

MetLife Conservative to Moderate Allocation
  Division.........................................         2005              9.99             10.32              0.00

MetLife Moderate Allocation Division...............         2005              9.99             10.54              0.00

MetLife Moderate to Aggressive Allocation
  Division.........................................         2005              9.99             10.77              0.00

TABLE II (4% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------

American Funds Global Small Capitalization
  Division.........................................         2004            $14.84           $16.44              0.00
                                                            2005             16.44            19.78              0.00

American Funds Growth Division.....................         2004             70.69            75.33              0.00
                                                            2005             75.33            83.99              3.68

American Funds Growth-Income Division..............         2004             54.40            57.51              0.00
                                                            2005             57.51            58.41              3.81

BlackRock Aggressive Growth Division...............         2004             22.40            24.36              0.00
                                                            2005             24.36            25.81              0.00

BlackRock Bond Income Division.....................         2004             25.68            26.09              0.00
                                                            2005             26.09            25.57              0.00

BlackRock Diversified Division.....................         2004             22.57            23.88              0.00
                                                            2005             23.88            23.56              0.00

BlackRock Investment Trust Division................         2004             35.14            38.03              0.00
                                                            2005             38.03            37.70              0.00

BlackRock Large Cap Value Division.................         2004             10.16            10.99              0.00
                                                            2005             10.99            11.13              0.00

BlackRock Legacy Large Cap Growth Division.........         2004             18.24            19.60              0.00
                                                            2005             19.60            20.08              0.00

BlackRock Strategic Value Division.................         2004             14.62            16.13              0.00
                                                            2005             16.13            16.09              0.00

Davis Venture Value Division.......................         2004             22.47            23.72              0.00
                                                            2005             23.72            25.03              5.58

FI International Stock Division....................         2004              8.51             9.53              0.00
                                                            2005              9.53            10.75              0.00

TABLE II (4% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
FI Mid Cap Opportunities Division..................         2004            $12.23           $13.50              0.00
                                                            2005             13.50            13.81              2.50

FI Value Leaders Division..........................         2004             17.42            19.27              0.00
                                                            2005             19.27            20.42              0.00

Franklin Templeton Small Cap Growth Division.......         2004              8.16             8.86              0.00
                                                            2005              8.86             8.88              0.00

Harris Oakmark Focused Value Division..............         2004             22.81            24.27              0.00
                                                            2005             24.27            25.55              0.00

Harris Oakmark International Division..............         2004             11.28            12.83              0.00
                                                            2005             12.83            14.07              5.92

Harris Oakmark Large Cap Value Division............         2004             10.56            11.18              0.00
                                                            2005             11.18            10.55              0.00

Janus Aggressive Growth Division...................         2004              6.09             6.49              0.00
                                                            2005              6.49             7.07              0.00

Jennison Growth Division...........................         2004              3.81             3.91              0.00
                                                            2005              3.91             4.18             17.32

Lazard Mid Cap Division............................         2004             11.77            12.46              0.00
                                                            2005             12.46            12.93              0.00

Lehman Brothers(R) Aggregate Bond Division.........         2004             10.80            10.90              0.00
                                                            2005             10.90            10.66              7.86

Loomis Sayles Small Cap Division...................         2004             18.19            20.20              0.00
                                                            2005             20.20            20.69              1.62

Lord Abbett Bond Debenture Division................         2004             13.03            13.61              0.00
                                                            2005             13.61            13.26              8.74

TABLE II (4% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth Division..................         2004            $10.65           $11.19              0.00
                                                            2005             11.19            11.62              0.00

MetLife Mid Cap Stock Index Division...............         2004             10.58            11.62              0.00
                                                            2005             11.62            12.49              0.00

MetLife Stock Index Division.......................         2004             23.81            25.30              0.00
                                                            2005             25.30            25.34              0.00

MFS Investors Trust Division.......................         2004              6.77             7.36              0.00
                                                            2005              7.36             7.55              0.00

MFS Research International Division................         2004              8.98            10.11              0.00
                                                            2005             10.11            11.30              6.76

MFS Total Return Division..........................         2004             23.93            25.51              0.00
                                                            2005             25.51            25.18              5.19

Morgan Stanley EAFE(R) Index Division..............         2004              8.32             9.49              0.00
                                                            2005              9.49            10.29              0.00

Neuberger Berman Mid Cap Value Division............         2004             16.16            18.48              0.00
                                                            2005             18.48            19.85             11.17

Neuberger Berman Real Estate Division..............         2004              9.99            12.58              0.00
                                                            2005             12.58            13.67              3.69

Oppenheimer Capital Appreciation Division..........         2005              6.78             7.18              0.00

Oppenheimer Global Equity Division.................         2004             10.64            12.03              0.00
                                                            2005             12.03            13.39              0.00

PIMCO Total Return Division........................         2004             10.75            10.93              0.00
                                                            2005             10.93            10.72              0.00

RCM Global Technology Division.....................         2004              3.84             3.92              0.00
                                                            2005              3.92             4.18              0.00

TABLE II (4% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Index Division.....................         2004            $11.73           $13.17              0.00
                                                            2005             13.17            13.18              0.00

T. Rowe Price Large Cap Growth Division............         2004              9.72            10.33              0.00
                                                            2005             10.33            10.54              0.00

T. Rowe Price Mid-Cap Growth Division..............         2004              5.78             6.43              0.00
                                                            2005              6.43             7.07              0.00

T. Rowe Price Small Cap Growth Division............         2004             10.33            10.80              0.00
                                                            2005             10.80            11.47              0.00

Western Asset Management Strategic Bond
  Opportunities Division...........................         2004             14.67            15.25              0.00
                                                            2005             15.25            15.01              8.70

Western Asset Management U.S. Government
  Division.........................................         2004             12.13            12.18              0.00
                                                            2005             12.18            11.85             24.99

MetLife Aggressive Allocation Division.............         2005              9.99            10.87              0.00

MetLife Conservative Allocation Division...........         2005              9.99            10.04              0.00

MetLife Conservative to Moderate Allocation
  Division.........................................         2005              9.99            10.25             53.68

MetLife Moderate Allocation Division...............         2005              9.99            10.48              0.00

MetLife Moderate to Aggressive Allocation
  Division.........................................         2005              9.99            10.70              0.00



TABLE III (5% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization
  Division.........................................         2004            $14.01           $15.42              0.00
                                                            2005             15.42            18.38              0.00

American Funds Growth Division.....................         2004             58.24            61.67              0.00
                                                            2005             61.67            68.11              0.00

TABLE III (5% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income Division..............         2004            $44.82           $47.08              0.00
                                                            2005             47.08            47.36              0.00

BlackRock Aggressive Growth Division...............         2004             19.22            20.76              0.00
                                                            2005             20.76            21.79              0.00

BlackRock Bond Income Division.....................         2004             21.06            21.26              0.00
                                                            2005             21.26            20.64              0.00

BlackRock Diversified Division.....................         2004             19.04            20.01              0.00
                                                            2005             20.01            19.56              0.00

BlackRock Investment Trust Division................         2004             28.78            30.94              0.00
                                                            2005             30.94            30.39              0.00

BlackRock Large Cap Value Division.................         2004              9.96            10.71              0.00
                                                            2005             10.71            10.75              0.00

BlackRock Legacy Large Cap Growth Division.........         2004             16.65            17.78              0.00
                                                            2005             17.78            18.04              0.00

BlackRock Strategic Value Division.................         2004             14.10            15.45              0.00
                                                            2005             15.45            15.26              0.00

Davis Venture Value Division.......................         2004             20.52            21.51              0.00
                                                            2005             21.51            22.49              0.00

FI International Stock Division....................         2004              7.51             8.36              0.00
                                                            2005              8.36             9.34              0.00

FI Mid Cap Opportunities Division..................         2004             11.42            12.52              0.00
                                                            2005             12.52            12.69              0.00

FI Value Leaders Division..........................         2004             15.68            17.23              0.00
                                                            2005             17.23            18.09              0.00

TABLE III (5% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth Division.......         2004            $ 7.93           $ 8.56              0.00
                                                            2005              8.56             8.49              0.00

Harris Oakmark Focused Value Division..............         2004             20.53            21.70              0.00
                                                            2005             21.70            22.63              0.00

Harris Oakmark International Division..............         2004             11.00            12.44              0.00
                                                            2005             12.44            13.51              0.00

Harris Oakmark Large Cap Value Division............         2004             10.02            10.54              0.00
                                                            2005             10.54             9.85              0.00

Janus Aggressive Growth Division...................         2004              5.90             6.25              0.00
                                                            2005              6.25             6.75              0.00

Jennison Growth Division...........................         2004              3.67             3.73              0.00
                                                            2005              3.73             3.96              0.00

Lazard Mid Cap Division............................         2004             11.48            12.08              0.00
                                                            2005             12.08            12.41              0.00

Lehman Brothers(R) Aggregate Bond Division.........         2004             10.25            10.28              0.00
                                                            2005             10.28             9.95              0.00

Loomis Sayles Small Cap Division...................         2004             16.53            18.24              0.00
                                                            2005             18.24            18.50              0.00

Lord Abbett Bond Debenture Division................         2004             12.07            12.53              0.00
                                                            2005             12.53            12.08              0.00

Met/AIM Small Cap Growth Division..................         2004             10.39            10.85              0.00
                                                            2005             10.85            11.16              0.00

MetLife Mid Cap Stock Index Division...............         2004             10.20            11.13              0.00
                                                            2005             11.13            11.85              0.00

TABLE III (5% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
MetLife Stock Index Division.......................         2004            $20.82           $21.98              0.00
                                                            2005             21.98            21.81              0.00

MFS Investors Trust Division.......................         2004              6.45             6.97              0.00
                                                            2005              6.97             7.08              0.00

MFS Research International Division................         2004              8.71             9.74              0.00
                                                            2005              9.74            10.78              0.00

MFS Total Return Division..........................         2004             20.33            21.54              0.00
                                                            2005             21.54            21.06              0.00

Morgan Stanley EAFE(R) Index Division..............         2004              7.90             8.95              0.00
                                                            2005              8.95             9.61              0.00

Neuberger Berman Mid Cap Value Division............         2004             15.33            17.43              0.00
                                                            2005             17.43            18.54              0.00

Neuberger Berman Real Estate Division..............         2004              9.99            12.50              0.00
                                                            2005             12.50            13.46              0.00

Oppenheimer Capital Appreciation Division..........         2005              6.51             6.85              0.00

Oppenheimer Global Equity Division.................         2004              9.93            11.16              0.00
                                                            2005             11.16            12.31              0.00

PIMCO Total Return Division........................         2004             10.42            10.53              0.00
                                                            2005             10.53            10.23              0.00

RCM Global Technology Division.....................         2004              3.72             3.78              0.00
                                                            2005              3.78             3.98              0.00

Russell 2000(R) Index Division.....................         2004             11.13            12.41              0.00
                                                            2005             12.41            12.31              0.00

T. Rowe Price Large Cap Growth Division............         2004              9.22             9.74              0.00
                                                            2005              9.74             9.84              0.00

TABLE III (5% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Division..............         2004            $ 5.61           $ 6.19              0.00
                                                            2005              6.19             6.75              0.00

T. Rowe Price Small Cap Growth Division............         2004              9.64            10.02              0.00
                                                            2005             10.02            10.54              0.00

Western Asset Management Strategic Bond
  Opportunities Division...........................         2004             13.40            13.84              0.00
                                                            2005             13.84            13.49              0.00

Western Asset Management U.S. Government
  Division.........................................         2004             11.07            11.04              0.00
                                                            2005             11.04            10.64              0.00

MetLife Aggressive Allocation Division.............         2005              9.99            10.80              0.00

MetLife Conservative Allocation Division...........         2005              9.99             9.97              0.00

MetLife Conservative to Moderate Allocation
  Division.........................................         2005              9.99            10.18              0.00

MetLife Moderate Allocation Division...............         2005              9.99            10.41              0.00

MetLife Moderate to Aggressive Allocation
  Division.........................................         2005              9.99            10.63              0.00



TABLE IV (6% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT NAME                                             YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization
  Division.........................................         2004            $13.24           $14.48              0.00
                                                            2005             14.48            17.09              0.00

American Funds Growth Division.....................         2004             48.07            50.58              0.00
                                                            2005             50.58            55.33              0.00

American Funds Growth-Income Division..............         2004             36.99            38.62              0.00
                                                            2005             38.62            38.48              0.00

BlackRock Aggressive Growth Division...............         2004             16.51            17.73              0.00
                                                            2005             17.73            18.43              0.00

TABLE IV (6% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT NAME                                             YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
BlackRock Bond Income Division.....................         2004            $17.31           $17.36              0.00
                                                            2005             17.36            16.70              0.00

BlackRock Diversified Division.....................         2004             16.08            16.80              0.00
                                                            2005             16.80            16.26              0.00

BlackRock Investment Trust Division................         2004             23.61            25.23              0.00
                                                            2005             25.23            24.54              0.00

BlackRock Large Cap Value Division.................         2004              9.78            10.44              0.00
                                                            2005             10.44            10.38              0.00

BlackRock Legacy Large Cap Growth Division.........         2004             15.22            16.15              0.00
                                                            2005             16.15            16.23              0.00

BlackRock Strategic Value Division.................         2004             13.59            14.81              0.00
                                                            2005             14.81            14.49              0.00

Davis Venture Value Division.......................         2004             18.75            19.54              0.00
                                                            2005             19.54            20.23              0.00

FI International Stock Division....................         2004              6.64             7.34              0.00
                                                            2005              7.34             8.13              0.00

FI Mid Cap Opportunities Division..................         2004             10.66            11.62              0.00
                                                            2005             11.62            11.67              0.00

FI Value Leaders Division..........................         2004             14.12            15.43              0.00
                                                            2005             15.43            16.04              0.00

Franklin Templeton Small Cap Growth Division.......         2004              7.71             8.26              0.00
                                                            2005              8.26             8.12              0.00

Harris Oakmark Focused Value Division..............         2004             18.49            19.43              0.00
                                                            2005             19.43            20.07              0.00

TABLE IV (6% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT NAME                                             YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
Harris Oakmark International Division..............         2004            $10.74           $12.07              0.00
                                                            2005             12.07            12.98              0.00

Harris Oakmark Large Cap Value Division............         2004              9.51             9.94              0.00
                                                            2005              9.94             9.21              0.00

Janus Aggressive Growth Division...................         2004              5.72             6.02              0.00
                                                            2005              6.02             6.44              0.00

Jennison Growth Division...........................         2004              3.53             3.57              0.00
                                                            2005              3.57             3.75              0.00

Lazard Mid Cap Division............................         2004             11.21            11.72              0.00
                                                            2005             11.72            11.92              0.00

Lehman Brothers(R) Aggregate Bond Division.........         2004              9.73             9.70              0.00
                                                            2005              9.70             9.30              0.00

Loomis Sayles Small Cap Division...................         2004             15.03            16.49              0.00
                                                            2005             16.49            16.56              0.00

Lord Abbett Bond Debenture Division................         2004             11.18            11.54              0.00
                                                            2005             11.54            11.03              0.00

Met/AIM Small Cap Growth Division..................         2004             10.14            10.52              0.00
                                                            2005             10.52            10.72              0.00

MetLife Mid Cap Stock Index Division...............         2004              9.83            10.66              0.00
                                                            2005             10.66            11.25              0.00

MetLife Stock Index Division.......................         2004             18.23            19.13              0.00
                                                            2005             19.13            18.80              0.00

MFS Investors Trust Division.......................         2004              6.15             6.61              0.00
                                                            2005              6.61             6.65              0.00

TABLE IV (6% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT NAME                                             YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
MFS Research International Division................         2004            $ 8.45           $ 9.39              0.00
                                                            2005              9.39            10.29              0.00

MFS Total Return Division..........................         2004             17.30            18.21              0.00
                                                            2005             18.21            17.64              0.00

Morgan Stanley EAFE(R) Index Division..............         2004              7.50             8.44              0.00
                                                            2005              8.44             8.98              0.00

Neuberger Berman Mid Cap Value Division............         2004             14.55            16.44              0.00
                                                            2005             16.44            17.33              0.00

Neuberger Berman Real Estate Division..............         2004              9.99            12.42              0.00
                                                            2005             12.42            13.25              0.00

Oppenheimer Capital Appreciation Division..........         2005              6.25             6.54              0.00

Oppenheimer Global Equity Division.................         2004              9.28            10.36              0.00
                                                            2005             10.36            11.32              0.00

PIMCO Total Return Division........................         2004             10.11            10.15              0.00
                                                            2005             10.15             9.77              0.00

RCM Global Technology Division.....................         2004              3.61             3.64              0.00
                                                            2005              3.64             3.80              0.00

Russell 2000(R) Index Division.....................         2004             10.56            11.71              0.00
                                                            2005             11.71            11.50              0.00

T. Rowe Price Large Cap Growth Division............         2004              8.75             9.19              0.00
                                                            2005              9.19             9.20              0.00

T. Rowe Price Mid-Cap Growth Division..............         2004              5.44             5.97              0.00
                                                            2005              5.97             6.44              0.00

T. Rowe Price Small Cap Growth Division............         2004              9.01             9.30              0.00
                                                            2005              9.30             9.69              0.00

TABLE IV (6% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT NAME                                             YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
Western Asset Management Strategic Bond
  Opportunities Division...........................         2004            $12.24           $12.56              0.00
                                                            2005             12.56            12.13              0.00

Western Asset Management U.S. Government
  Division.........................................         2004             10.12            10.03              0.00
                                                            2005             10.03             9.57              0.00

MetLife Aggressive Allocation Division.............         2005              9.99            10.73              0.00

MetLife Conservative Allocation Division...........         2005              9.99             9.91              0.00

MetLife Conservative to Moderate Allocation
  Division.........................................         2005              9.99            10.12              0.00

MetLife Moderate Allocation Division...............         2005              9.99            10.34              0.00

MetLife Moderate to Aggressive Allocation
  Division.........................................         2005              9.99            10.56              0.00


----------------

A THE ASSETS OF THE MET/PUTNAM VOYAGER DIVISION WERE MERGED INTO JENNISON GROWTH DIVISION PRIOR TO OPENING OF BUSINESS ON MAY 2, 2005. ACCUMULATION UNIT VALUES PRIOR TO MAY 2, 2005 ARE THOSE OF MET/PUTNAM VOYAGER DIVISION.

B  INCEPTION DATE: MAY 1, 2005.

APPENDIX B


PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Income Annuity.


                                 Non-Qualified           Qualified
                                Income Annuities    Income Annuities(1)
                                ----------------    -------------------
California..................          2.35%                 0.5%(2)
Maine.......................           2.0%                  --
Nevada......................           3.5%                  --
Puerto Rico(3)..............           3.0%                 3.0%
South Dakota................          1.25%                  --
West Virginia...............           1.0%                 1.0%
Wyoming.....................           1.0%                  --


----------------

1 PREMIUM TAX RATES APPLICABLE TO QUALIFIED INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SECTION 408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADING "QUALIFIED INCOME ANNUITIES."

2 WITH RESPECT TO INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF
   SECTION 408(a) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.


3 LEGISLATION HAS BEEN PASSED INCREASING THE TAX RATE TO 3%, HOWEVER, THE RATE INCREASE IS CONTINGENT UPON THE PASSAGE OF THE BUDGET BILL. NONETHELESS, THE DEPARTMENT OF INSURANCE HAS INDICATED IT CONSIDERS THE RATE INCREASE TO BE EFFECTIVE.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                        PAGE
COVER PAGE...........................................      1

TABLE OF CONTENTS....................................      1

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM........      2

DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     INCOME ANNUITIES................................      2

WITHDRAWAL PROCESSING FEE FOR STANDARD WITHDRAWAL
     FEATURE.........................................      3

EXPERIENCE FACTOR....................................      3

VARIABLE INCOME PAYMENTS.............................      3

INVESTMENT MANAGEMENT FEES...........................      7

ADVERTISEMENT OF THE SEPARATE ACCOUNT................     10

VOTING RIGHTS........................................     11

TAXES................................................     12

FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT.........

FINANCIAL STATEMENTS OF METLIFE......................

                           REQUEST FOR A STATEMENT OF

                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E

[ ] Metropolitan Series Fund, Inc.

[ ] Met Investors Series Trust

[ ] American Funds Insurance Series

[ ] I have changed my address. My current address is:

-------------------------------
                                    Name -------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

(METLIFE LOGO)

Metropolitan Life Insurance Company

Johnstown Office, 500 Schoolhouse Road

Johnstown, PA 15907-2914

                      METROPOLITAN LIFE INSURANCE COMPANY
                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                      PREFERENCE PLUS(R) INCOME ADVANTAGE
                            INCOME ANNUITY CONTRACTS

                      STATEMENT OF ADDITIONAL INFORMATION
                               FORM N-4    PART B
                                  May 1, 2006

     This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for Preference Plus Income Advantage Contracts and should be read in conjunction with the Prospectus. Copies of the MetLife Preference Plus(R) Income Advantage Income Annuity Contracts Prospectus may be obtained from Metropolitan Life Insurance Company, 1600 Division Road, West Warwick, Rhode Island 02893.

     A Statement of Additional Information for the Metropolitan Series Fund, Inc., the Met Investors Series Trust ("Met Investors Fund") and the American Funds Insurance Series ("American Funds") are attached at the end of this Statement of Additional Information.

     Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the Section entitled "Important Terms You Should Know" of the Prospectuses for Preference Plus(R) Income Advantage Income Annuity Contracts dated May 1, 2006.
                            ------------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Independent Registered Public Accounting Firm...............     2
Distribution of Certificates and Interests in the Income
  Annuities.................................................     2
Withdrawal Processing Fee for Standard Withdrawal Feature...     3
Experience Factor...........................................     3
Variable Income Payments....................................     3
Investment Management Fees..................................     7
Advertisement of the Separate Account.......................    10
Voting Rights...............................................    11
Taxes.......................................................    12
Financial Statements of the Separate Account................
Financial Statements of MetLife.............................

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE INCOME ANNUITIES

     MetLife is both the depositor and the underwriter (issuer) of the annuities.

     The certificates and interests in the Income Annuities are sold through individuals who are licensed life insurance sales representatives of MetLife. MetLife is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. They also are sold through other registered broker-dealers, including affiliated registered broker-dealers. They also may be sold through the mail. They may also be sold through thee mail or over the Internet.

     The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by payments from us. There is no front-end sales load deducted from purchase payments to pay sales commissions. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us. Sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us.

     We make cash payments to non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives for the products they sell and service based upon a 'gross dealer concession' model. With respect to the Income Annuities, the gross dealer concession ranges from 2.0% to 5.0% of the purchase payment and, starting in the first Contract Year, an amount up to 2% of the income payments that are made each year that the Contract is in force for servicing the Income Annuity. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representatives. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

     We pay compensation for the sale of the Income Annuities by affiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Income Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made through our sales representatives. These firms pay their sales representatives all or a portion of the commissions received for their sales of Income Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs.

     Because of the receipt of this cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

     Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and managers of our affiliates may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because additional cash compensation paid to non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates is based primarily on the sales of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates have an incentive to favor the sale of proprietary products.

     Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

     We also pay the business unit responsible for the operation of our distribution system.

     We also offer our sales representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

     We also pay compensation for the sale of the Contracts by unaffiliated broker-dealers. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of non-affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation items. We may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. Ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.


     We paid no commissions to unaffiliated broker-dealers in 2004, and $0 in commissions to unaffiliated broker dealers in 2005.


     The offering of all Income Annuities is continuous. Owners under the Income Annuities may not be offered all investment choices. Each Contract will indicate those investment choices available under the Income Annuity.

WITHDRAWAL PROCESSING FEE FOR STANDARD WITHDRAWAL FEATURE


     The total amount of this fee paid to and retained by MetLife for the year ended December 31, 2004 was $0 and was $0 for the year ended December 31, 2005.


EXPERIENCE FACTOR


     We use the term "experience factor" to describe the investment performance for an investment division. The experience factor changes from Valuation Period (described later) to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the Valuation Period not to exceed .000034055 (the daily equivalent of an effective annual rate of 1.25%) for all investment divisions except the American Funds Growth-Income, American Funds Growth and American Funds Global Small Capitalization investment divisions. We then subtract a charge for each day in the Valuation Period not to exceed .000040792 (the daily equivalent of an effective annual rate of 1.50%) for the American Funds Growth-Income, American Funds Growth, American Funds Bond and American Funds Global Small Capitalization investment divisions.


VARIABLE INCOME PAYMENTS

     "Variable income payments" include variable income payments made under the various Income Annuities.

ASSUMED INVESTMENT RETURN (AIR)

     The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 3% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

AMOUNT OF INCOME PAYMENTS

     The cash you receive periodically from an investment division (after your first payment if paid within 10 days of the issue date) will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

     The Income Annuity specifies the dollar amount of the initial variable income payment for each investment division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or Contract charge), the AIR, the age and/or sex of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the Contract (if no reallocations or withdrawals are made).

     The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.

ANNUITY UNIT VALUE

     The Annuity Unit Value is calculated and is based on the change in investment performance in the Separate Account. (See "The Value of Your Income Payment" in the Prospectus.)

CALCULATING THE ANNUITY UNIT VALUE

     We calculate Annuity Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and reallocations are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go down.

     To calculate an Annuity Unit Value, we first adjust the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value. The following page contains an example of this calculation for an AIR of 3% and an one day Valuation Period. (Subject to the laws of your state, the AIR may be in the range of 3% to 6%. The exact value of your AIR is defined in your Income Annuity).

     The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.

ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE FOR PREFERENCE PLUS(R) INCOME
                                   ADVANTAGE

 1. Annuity Unit Value, beginning of period.................  $       10.20

 2. "Experience factor" for period..........................       1.023558

 3. Daily adjustment for 3% Assumed Investment Return.......   1.0000809863

 4. (2) / (3)...............................................       1.023475

 5. Annuity Unit Value, end of period (1) X (4).............  $       10.44

                        ILLUSTRATION OF ANNUITY PAYMENTS
 (ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE ISSUE DATE OF
                              THE INCOME ANNUITY)
          Annuitant age 65, Life Annuity with 120 Payments Guaranteed


 1. Purchase Payment........................................    $   25,000

 2. First monthly income payment per $1,000.................    $     5.52

 3. First monthly income payment (1) X (2) / 1,000..........    $   138.00

 4. Assume Annuity Unit Value as of the date purchase
    payment and all other information is received in good
    order equal to (see Illustration of Calculation of
    Annuity Unit Value above for example)...................    $    10.80

 5. Number of Annuity Units (3) / (4).......................      12.77778

 6. Assume Annuity Unit Value for the second month equal to
    (10 days prior to payment)..............................    $    10.97

 7. Second monthly Annuity Payment (5) X (6)................    $   140.17

 8. Assume Annuity Unit Value for third month equal to......    $    10.53

 9. Next monthly Annuity Payment (5) X (8)..................    $   134.55

DETERMINING THE VARIABLE INCOME PAYMENT

     Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments will increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the investment divisions.

INVESTMENT MANAGEMENT FEES

METLIFE ADVISERS

     Each of the currently available Metropolitan Fund Portfolios pays MetLife Advisers, the investment adviser of the Metropolitan Fund an investment management fee.

     The following table shows the fee schedules for the investment management fees for the Metropolitan Fund as a percentage per annum of the average net assets for each Portfolio:

                                                             ANNUAL
                                     AVERAGE DAILY NET     PERCENTAGE
PORTFOLIO                            ASSET VALUE LEVELS       RATE
---------                          ----------------------  ----------
BlackRock Investment Trust         1st $500 Million         0.55%
                                   next $500 million        0.50%
                                   over $1 billion          0.45%
BlackRock Diversified              1st $500 million         0.50%
                                   next $500 million        0.45%
                                   over $1 billion          0.40%
BlackRock Aggressive Growth        1st $500 million         0.75%
                                   next $500 million        0.70%
                                   over $1 billion          0.65%
Jennison Growth                    1st $200 million         0.70%
                                   next $300 million        0.65%
                                   over $1.5 billion        0.60%
                                   over $2 billion          0.55%
BlackRock Strategic Value          1st $500 million         0.85%
                                   next $500 million        0.80%
                                   over $1 billion          0.75%
FI International Stock             1st $500 million         0.86%
                                   next $500 million        0.80%
                                   over $1 billion          0.75%
T. Rowe Price Small Cap Growth(3)  1st $100 million         0.55%
                                   next $300 million        0.50%
                                   over $400 million        0.45%
T. Rowe Price Large Cap Growth(2)  1st $50 million          0.65%
                                   over $50 million         0.60%
FI Mid Cap Opportunities           1st $100 million         0.75%
                                   next $400 million        0.70%
                                   over $500 million        0.65%
Oppenheimer Global Equity          1st $50 million          0.90%
                                   next $50 million         0.55%
                                   next $400 million        0.50%
                                   over $500 million        0.475%
Harris Oakmark Large Cap Value     1st $250 million         0.75%
                                   over $250 million        0.70%
Neuberger Berman Mid Cap Value     1st $100 million         0.70%
                                   next $250 million        0.675%
                                   next $500 million        0.65%
                                   next $750 million        0.625%
                                   over $1.6 billion        0.60%
Franklin Templeton Small Cap       1st $500 million         0.90%
  Growth                           over $500 million        0.85%
MetLife Stock Index(6)             All Assets               0.25%
Lehman Brothers(R) Aggregate       All Assets               0.25%
  Bond Index(4)
Russell 2000(R) Index(6)           All Assets               0.25%
Morgan Stanley EAFE(R) Index(5)    All Assets               0.30%
MetLife Mid Cap Stock Index(6)     All Assets               0.25%


                                                             ANNUAL
                                     AVERAGE DAILY NET     PERCENTAGE
PORTFOLIO                            ASSET VALUE LEVELS       RATE
---------                          ----------------------  ----------
FI Large Cap                       1st $250 million         0.80%
                                   next $500 million        0.75%
                                   over $750 million        0.70%
BlackRock Large Cap Value          1st $250 million         0.70%
                                   next $500 million        0.65%
                                   over $750 million        0.60%
Loomis Sayles Small Cap(7)         the first $500 million   0.90%
                                   amounts in excess of     0.85%
                                   $500 million
Harris Oakmark Focused Value       for the first $1         0.75%
                                   billion                  0.70%
                                   for amounts over $1
                                   billion
Davis Venture Value                for the first $1         0.75%
                                   billion,                 0.70%
                                   for next $2 billion      0.675%
                                   and for amounts over
                                   $3 billion
Western Asset Management           first $500 million       0.65%
  Strategic Bond Opportunities     over $500 million        0.55%
Western Asset Management U.S.      First $500 million       0.55%
  Government                       over $500 million        0.45%
MFS Total Return                   first $250 million       0.60%
                                   next $500 million        0.55%
                                   over $750 million        0.50%
BlackRock Bond Income(1)           first $1 billion         0.40%
                                   next $1 billion          0.35%
                                   next $1 billion          0.30%
                                   over $3 billion          0.25%
FI Value Leaders                   for the first $200       0.70%
                                   million
                                   for the next $300        0.65%
                                   million
                                   for the next $1.5        0.60%
                                   billion and
                                   for amounts over $2      0.55%
                                   billion
BlackRock Legacy Large Cap Growth  for the first $1         0.73%
                                   billion
                                   for amounts over $1      0.65%
                                   billion
MetLife Conservative Allocation    All Assets               0.10%
MetLife Conservative to Moderate   All Assets               0.10%
  Allocation
MetLife Moderate Allocation        All Assets               0.10%
MetLife Moderate to Aggressive     All Assets               0.10%
  Allocation
MetLife Aggressive Allocation      All Assets               0.10%


------------------

(1) For the period May 1, 2006 through April 30, 2007, MetLife Advisers has contractually agreed to reduce the investment management fee for the BlackRock Bond Income Portfolio to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion.


(2) For the period May 1, 2006 through April 30, 2007, MetLife Advisers has contractually agreed to reduce the investment management fee for T. Rowe Price Large Cap Growth Portfolio to 0.635% for the first $50 million. In addition, effective February 17, 2005, MetLife Advisers voluntarily agreed to waive a portion of the investment management fee. This voluntary waiver may be terminated by MetLife Advisers at any time. The Metropolitan Fund's SAI provides more information about the fee waiver.

(3) Effective February 17, 2005, MetLife Advisers has voluntarily agreed to waive its investment management fee for the T. Rowe Price Small Cap Growth Portfolio by the amount waived by the Portfolio's sub-investment manager pursuant to a voluntary sub-investment advisory fee waiver. This voluntary waiver is dependent on the satisfaction of certain conditions and may be terminated by MetLife Advisers at any time. The Metropolitan Fund's SAI provides more information about the fee waiver.

(4) For the period May 1, 2006 through April 30, 2007, MetLife Advisers has contractually agreed to reduce its investment management fee for the Lehman Brothers Aggregate Bond Index Portfolio to 0.244%.


(5) For the period May 1, 2006 through April 30, 2007, MetLife Advisers has contractually agreed to reduce its investment management fee for the Morgan Stanley EAFE Index Portfolio to 0.293%.


(6) For the period May 1, 2006 through April 30, 2007, MetLife Advisers has contractually agreed to reduce its investment management fee for the Russell 2000 Index, MetLife Stock Index and the MetLife Mid Cap Stock Index Portfolios to 0.243%.


(7) For the period May 1, 2006 through April 30, 2007, MetLife Advisers has contractually agreed to reduce its investment management fee for the Loomis Sayles Small Cap Portfolio to 0.85% for the first $500 million and 0.80% for amounts over $500 million.


     MetLife Advisers pays the following entities for providing services as sub adviser of the Metropolitan Fund portfolio(s) indicated below. These fees are solely the responsibility of MetLife Advisers.

     SUB-INVESTMENT MANAGER                 PORTFOLIO(S)
     ----------------------                 ------------
Metropolitan Life Insurance       MetLife Stock Index
  Company                         Lehman Brothers(R)
                                  Aggregate  Bond Index
                                  Russell 2000(R) Index
                                  Morgan Stanley EAFE(R) Index
                                  MetLife Mid Cap Stock Index
                                  MetLife Conservative Allocation
                                  MetLife Conservative to
                                    Moderate Allocation
                                  MetLife Moderate Allocation
                                  MetLife Moderate to Aggressive
                                    Allocation
                                  MetLife Aggressive Allocation
BlackRock Advisors, Inc.          BlackRock Diversified
                                  BlackRock Investment Trust
                                  BlackRock Bond Income
                                  BlackRock Aggressive Growth
                                  BlackRock Strategic Value
                                  BlackRock Legacy Large Cap Value
                                  BlackRock Large Cap Growth
Jennison Associates LLC           Jennison Growth
T. Rowe Price Associates, Inc.    T. Rowe Price Small Cap Growth
                                  T. Rowe Price Large Cap Growth
OppenheimerFunds, Inc.            Oppenheimer Global Equity
Harris Associates, L.P.           Harris Oakmark Large Cap Value
                                  Harris Oakmark Focused Value
Neuberger Berman Management Inc.  Neuberger Berman Mid Cap Value
Franklin Advisers, Inc.           Franklin Templeton Small Cap
                                    Growth


     SUB-INVESTMENT MANAGER                 PORTFOLIO(S)
     ----------------------                 ------------
Western Asset Management Company  Western Asset Management U.S.
                                    Government
                                  Western Asset Management
                                    Strategic Opportunities Bond
Massachusetts Financial Services  MFS Total Return
  Company
Davis Selected Advisers, L.P.     Davis Venture Value
Loomis Sayles, & Company, L.P.    Loomis Sayles Small Cap
Fidelity Management & Research    FI Value Leaders
  Company                         FI Mid Cap Opportunities
                                  FI International Stock
                                  FI Large Cap


     MetLife Advisers has hired Standard & Poor's Investment Advisory Services, LLC ("SPIAS") to provide research and consulting services with respect to the periodic income allocation targets for the MetLife Conservative Allocation, the MetLife Conservative to Moderate Allocation, the MetLife Moderate Allocation, the MetLife Moderate to Aggressive Allocation and the MetLife Aggressive Allocation Portfolios and to investments in the underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.

MET INVESTORS ADVISORY LLC

     Met Investors Advisory LLC, the investment manager of Met Investors Fund, has overall responsibility for the general management and administration of all of Met Investors Fund Portfolios. Met Investors Advisory LLC is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

     As compensation for its services to the Met Investor Fund Portfolios, Met Investors Advisory LLC receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The investment management fees for each Portfolio are:

PORTFOLIO                         INVESTMENT MANAGEMENT FEE
---------                         -------------------------
PIMCO Total Return Portfolio  0.50%
RCM Global Technology         0.90% of first $500 million of
  Portfolio                   such assets plus
                              0.85% of such assets over $500
                              million
T. Rowe Price Mid-Cap Growth  0.75%
  Portfolio
MFS Research International    0.80% of first $200 million of
  Portfolio                   such assets plus
                              0.75% of such assets over $200
                              million up to $500 million plus
                              0.70% of such assets over $500
                              million up to $1 billion plus
                              0.65% of such assets over $1
                              billion

PORTFOLIO                         INVESTMENT MANAGEMENT FEE
---------                         -------------------------
Lord Abbett Bond Debenture    0.60% of first $250 million of
  Portfolio                   such assets plus
                              0.55% of such assets over $250
                              million up to $500 million plus
                              0.50% of such assets over $500
                              million up to $1 billion plus
                              0.45% of such assets over $1
                              billion
Legg Mason Value Equity       0.70% of first $350 million of
  Portfolio(2)                such assets
PIMCO Inflation Protected     0.50%
  Bond Portfolio
Lazard Mid Cap Portfolio      0.70% of first $500 million of
                              such assets plus
                              0.675% of such assets over $500
                              million up to $100 billion plus
                              0.60% of such assets over $1
                              billion
Met/AIM Small Cap Growth      0.90% of first $500 million of
  Portfolio                   such assets plus
                              0.85% of such assets over $500
                              million
Harris Oakmark International  0.85% of first $500 million of
  Portfolio                   such assets plus
                              0.80% of such assets over $500
                              million up to $1 billion plus
                              0.75% of such assets over $1
                              billion
Janus Aggressive Growth       0.75% of first $25 million of such
  Portfolio                   assets plus
                              0.70% of such assets over $25
                              million up to $250 million plus
                              0.65% of such assets over $250
                              million up to $1 billion plus
                              0.55% of such assets over $1
                              billion
Neuberger Berman Real Estate  0.70% of first $200 million of
  Portfolio                   such assets plus
                              0.65% of such assets over $200
                              million up to $750 million plus
                              0.55% of such assets over $750
                              million
Oppenheimer Capital           0.65% of first $150 million of
  Appreciation(1)             such assets plus
                              0.625% of such assets over $150
                              million up to $300 million plus
                              0.60% of such assets over $300
                              million up to $500 million plus
                              0.55% of such assets over $500
                              million
Cyclical Growth and Income    0.45%
  ETF
Cyclical Growth ETF           0.45%



     (1) Effective July 1, 2005, in the event that the average daily assets of the Portfolio are in excess of $1 billion, a discount of 2.5% will apply to the total investment management fee paid by the Portfolio for that month.



     (2) On the date that such assets reach $350 million and each subsequent day thereafter, whether or not such assets are above or below $350 million, the fee schedule shall be: 0.65% of the first $200 million of such assets, plus 0.63% of such assets over $200 million.


     Met Investors Advisory LLC pays each Met Investors Fund Portfolio's investment managers a fee based on the Portfolio's average daily net assets. These fees are solely the responsibility of Met Investors Advisory LLC.


     Massachusetts Financial Services Company is the investment manager to the MFS Research International Portfolio. Pacific Investment Management Company LLC is the investment manager to PIMCO Total Return Portfolio and the PIMCO Inflation Protected Bond Portfolio. Lord Abbett & Co. LLC is the investment manager to the Lord Abbett Bond Debenture Portfolio. A I M Capital Management, Inc. is the investment manager to the Met/AIM Small Cap Growth Portfolio. Lazard Asset Management LLC is the sub-investment manager for the Lazard Mid Cap Portfolio. Harris Associates L.P. is the investment manager to the Harris Oakmark International Portfolio. T. Rowe Price Associates, Inc. is the investment manager to the T. Rowe Price Mid-Cap Growth Portfolio. Janus Capital Management LLC is the investment manager to the Janus Aggressive Growth Portfolio. Neuberger Berman Management Inc is the investment manager to the Neuberger Berman Real Estate Portfolio. RCM Capital Management LLC is the investment manager to the RCM Global Technology Portfolio. OppenheimerFunds, Inc. is the investment manager to the Oppenheimer Capital Appreciation Portfolio. Legg Mason Capital Management, Inc. is the sub-investment manager of the Legg Mason Value Equity Portfolio. Gallatin Asset Management, Inc. is the sub-investment manager for both the Cyclical Growth ETF and the Cyclical Growth and Income ETF Portfolios.


CAPITAL RESEARCH AND MANAGEMENT COMPANY

     As compensation for its services, the American Funds pays Capital Research and Management Company, the American Funds investment manager, a monthly fee which is accrued daily, calculated at the annual rate of:

     American Funds Global Small Capitalization Fund: 0.80% of first $600 million of net assets, plus 0.74% on assets in excess of $600 million but not exceeding $1 billion, plus 0.70% on net assets greater than $1 billion but not exceeding $2 billion, plus 0.67% on net assets over $2 billion;

     American Funds Growth Fund: 0.50% of the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1 billion, plus 0.42% on net assets greater than $1 billion but not exceeding $2 billion, plus 0.37% on net assets greater than $2 billion but not exceeding $3 billion, plus 0.35% on net assets greater than $3 billion but not exceeding $5 billion, plus 0.33% on net assets greater than $5 billion but not exceeding $8 billion, plus 0.315% on net assets greater than $8 billion but not exceeding $13 billion, plus 0.30% on net assets greater than $13 billion but not exceeding $21 billion, plus 0.29% on net assets greater than $21 billion but not exceeding $27 billion, plus 0.285% on net assets in excess of $27 billion; and


     American Funds Growth-Income Fund: 0.50% of first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion, plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion, plus 0.32% on net assets greater than $2.5 billion but not exceeding $4 billion, plus 0.285% on net assets greater than $4 billion but not exceeding $6.5 billion, plus 0.256% on net assets greater than $6.5 billion but not exceeding $10.5 billion, plus 0.242% on net assets greater than $10.5 billion but not exceeding $13 billion, plus 0.235% on net assets greater than $13 billion but not exceeding $17 billion, plus 0.23% on net assets in excess of $17 billion but not exceeding $21 billion, plus 0.225% on net assets greater than $21 billion but not exceeding $27 billion, plus 0.222% on net assets in excess of $27 billion.



     American Funds Bond Fund: 0.48% of the first $600 million of net assets, plus 0.44% on net assets greater than $600 million but not exceeding $1.0 billion, plus 0.40% on net assets greater than $1.0 billion but not exceeding $2.0 billion, plus 0.38% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.36% on net assets in excess of $3.0 billion.



     For the period beginning May 1, 2006 and ending April 30, 2007, Capital Research and Management Company is voluntarily waiving a portion of its investment management fees. The American Funds SAI provides more information about the fee waiver.


     The Metropolitan Fund, the Met Investors Fund and the American Funds are more fully described in their respective prospectuses and the Statements of Additional Information that the prospectuses refer to. The Metropolitan Fund, the Met Investors Fund and the American Funds prospectuses are attached at the end of this prospectus. The SAIs are available upon request.

ADVERTISEMENT OF THE SEPARATE ACCOUNT

     From time to time we advertise the performance of various Separate Account investment divisions. The performance will be stated in terms of either yield, "change in Annuity Unit Value" or "average annual total return" or some combination of the foregoing. Yield figures quoted in advertisements will refer to the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to this formula 2 [((a-b)/(c d ) + 1)(to the power of 6 ) - 1], where "a" represents dividends and interest earned during the period; "b" represents expenses accrued for the period (net of reimbursements); "c" represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" represents the maximum offering price per share on the last day of the period. Change in Annuity Unit Value ("Non-Standard Performance") refers to the comparison between values of annuity units over specified periods in which an investment division has been in operation, expressed as a percentage and may also be expressed as an annualized figure. In addition, change in Annuity Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Average annual total return (also known as annualized change in annuity value) calculations ("Standard Performance") differs from the change in Annuity Unit Value because it assumes a steady rate of return and reflects all expenses. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to this formula P(1+T)(to the power of n)=ERV, where "P" represents a hypothetical initial payment of $1,000; "T" represents average annual total return; "n" represents number of years; and "ERV" represents ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year period (or fractional portion). These presentations reflect all available AIRs, 3%, 4%, 5% and 6%. Performance figures will vary as a result of different AIRs since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Income Annuity.

     Performance may be calculated based upon historical performance of the underlying performance Portfolios of the Metropolitan Fund, Met Investors Fund and American Funds. After the inception date, actual Annuity Unit Value data is used.

     Historical performance information should not be relied on as a guarantee of future performance results.

     Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's Small Cap 600 Index, the Russell 2000(R) Index, the Russell Mid Cap Growth Index, the Russell 2500(TM) Growth Index, the Russell 2000(R) Growth Index, the Russell 2000(R) Value Index, the Russell 1000 Growth Index, the Lehman Brothers(R) Aggregate Bond Index, the Lehman Brothers Intermediate Bond Index, the Lehman Brothers(R) Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, the Morgan Stanley Capital International All Country World Index, the Salomon Smith Barney World Small Cap Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index.

     We may state performance for the investment divisions of the Income Annuities which reflect deduction of the Separate Account charge and investment-related charge, when accompanied by the annualized change in Annuity Unit Value.

     Past performance is no guarantee of future results.

     We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge, as well as the Annuity Unit Values and the investment-related charge.

     We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

     Historical performance information should not be relied on as a guarantee of future performance results.

     We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charges for all Portfolios to depict investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge, as well as the Annuity Unit Values and the investment-related charge.

     An illustration should not be replied upon as a guarantee of future results.

VOTING RIGHTS

     In accordance with our view of the present applicable law, we will vote the shares of each of the Portfolios held by the Separate Account (which are deemed attributable to the Income Annuities described in the Prospectus) at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Portfolios in our own right, we may elect to do so.

     Accordingly, you have voting interests under the Income Annuities described in the Prospectus. The number of shares held in each Separate Account investment division deemed attributable to you is determined by dividing the value of annuity units attributable to you in that investment division, if any, by the net asset value of one share in the Portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares for which you have the right to give instructions will be determined as of the record date for the meeting.

     Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuities (including the Income Annuities described in the Prospectuses) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and
(ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

     Qualified retirement plans that do not have voting interests through life insurance or annuity contracts do not vote these interests based upon the number of shares held in the Separate Account investment division deemed attributable to those qualified retirement plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.

     You will be entitled to give instructions regarding the votes attributable to your Income Annuity, in your sole discretion.

     You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of an independent registered public accounting firm, and the approval of investment and sub-investment managers.

DISREGARDING VOTING INSTRUCTIONS

     MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies or any investment manager or principal underwriter or any Portfolio which may be initiated by those having voting interests or the Metropolitan Fund's, Met Investors Fund's or American Fund's boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

     In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

TAXES

GENERAL

     Federal tax laws are complex and are subject to frequent change as well as to judicial and administrative interpretation. The following is a general summary intended to point out what we believe to be some general rules and principles, and not to give specific tax or legal advice. Failure to comply with the law may result in significant adverse tax consequences and penalties. For details or for advice on how the law applies to your individual circumstances, consult your tax advisor or attorney. You may also get information from the Internal Revenue Service.

     In the opinion of our attorneys, the Separate Account and its operations will be treated as part of MetLife, and not taxed separately. We are taxed as a life insurance company. Thus, although the Income Annuities allow us to charge the Separate Account with any taxes or reserves for taxes attributable to it, we do not expect that under current law we will do so.

INVESTOR CONTROL

     In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the separate account assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent an owner of the Contract from being treated as the owner of the underlying separate account assets.

  Diversification

     In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their Contract.

  Changes to tax rules and interpretations

     Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

-  Possible taxation of reallocations between investment divisions.

- Possible taxation as if you were the owner of your portion of the Separate Account's assets.

- Possible limits on the number of funding options available or the frequency of transfers among them.

INCOME ANNUITIES

     Generally, a purchase payment under a Qualified Income Annuity will be made on a before tax basis. This does not include purchase payments under:

-  Non-Qualified Income Annuity

     And a purchase payment consisting of non-deductible amounts from a:

-  IRA

     This means that the purchase payment is not subject to current income tax. To the extent a purchase payment to your Income Annuity was not subject to Federal income tax, withdrawals and distributions will be subject to Federal income taxes. Earnings under your Income Annuity are generally subject to income tax when distributed.

     You may be subject to a penalty tax if a withdrawal is made before age 59 1/2 for both the Qualified and Non-Qualified Income Annuity.

     Generally, the Non-Qualified Income Annuities are issued on an "after-tax basis" so that making a purchase payment does not reduce the taxes you pay. That portion of any income payment that represents income is taxed when you receive it, but that portion that represents the purchase payment is a nontaxable return of principal. The IRS has not specifically approved the use of an exclusion ratio or recovery amount with respect to a variable income annuity where reallocations are permitted between funding options or between a funding option and a guaranteed interest option. At the present time MetLife intends to report the taxable income payments made to you under general tax principles for variable annuities using an excludable amount for each payment based upon your purchase payment made to provide the income annuity divided by the expected number of payments.

     Under some circumstances, the Qualified Income Annuity purchase payment consists of non-deductible amounts from an IRA and deductible amounts from an IRA. Taxation of withdrawals and distributions depends on whether or not you or the owner were entitled to deduct or exclude the purchase payments from income in compliance with the Code.

     If you have not attained age 59 1/2 at the time of purchase and intend to use the Income Annuity to meet the substantially equal periodic payment exception to the 10% penalty tax, note that the exercise of either withdrawal feature prior to the later of (a) your attaining age 59 1/2 or (b) five years after income payments had begun, will generally also result in the retroactive imposition of the 10% penalty tax (with interest) in addition to ordinary income tax on income payments previously received. In such cases, the taxable portion of the withdrawal, as well as the taxable portion of income payments received in the year of the withdrawal, will generally be subject to the 10% penalty tax in addition to ordinary income tax. In addition, if you are under age 59 1/2 when such payments are received, any future payments you receive will generally be subject to the 10% penalty tax. Consult your tax adviser.

PURCHASE PAYMENT

     The Non-Qualified Contract will only accept as a single deposit an after-tax purchase payment that may consist in full or in part of a section 1035 tax-free exchange. However, we reserve the right to refuse to accept any amount (e.g., the transfer of proceeds under a partial Section 1035 exchange) if it would result in our inability to administer the Contract properly in accordance with Federal income tax rules. For example, we may refuse to accept a partial 1035 transfer from another non-qualified annuity contract or a partial annuitization of a deferred annuity contract where aggregation of the income annuity and the remaining transferor contract is required for Federal income tax reporting purposes.

     The Qualified (Traditional IRA/SEP) Contract is intended to be used as an IRA rollover annuity and will accept as a single purchase payment (a) a transfer or rollover from another traditional IRA, or a rollover from an eligible retirement plan of an employer (i.e., a 401(a), 403(a), 403(b) or governmental 457(b) plan). It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years.

     We may also accept as part of the single purchase payment, a deductible IRA contribution to the extent allowable under the Code for the year of purchase, including the age 50+ catch-up contribution for taxpayers who are at least 50 years of age by the end of the year of purchase. Generally, deductible contributions are not allowable after the year the taxpayer becomes age 69 1/2. Additional amounts may be permissible to the extent that the IRA is being purchased as part of a SEP arrangement of an employer.

INCOME PAYMENTS--NON-QUALIFIED INCOME ANNUITY

     The following discussion assumes that you are an individual or that the Contract is held by an entity as agent for an individual or that the Contract is treated as a non-qualified annuity contract under other exceptions permitted under the Code.

     Income payments are subject to an "excludable amount" which determines how much of each payment is treated as:
            -- A non-taxable return of your purchase payment; and -- A taxable payment of earnings.

     The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where reallocations are permitted between investment divisions or between an investment division and the Fixed Income Option.

     We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase payment, adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified contract is less than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

     If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the contract terminates. If you die before the purchase payment has been returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death.

EXERCISE OF WITHDRAWAL OPTION

     If your Income Annuity Contract has been purchased with a withdrawal option and is terminated as a result of the exercise of the withdrawal option, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax purchase payment.

     It is uncertain how amounts received as a result of the exercise of a partial withdrawal option under Non-Qualified Contracts are taxed. It is conceivable that the entire amount of the withdrawal could be treated as taxable income. Exercise of the withdrawal option may adversely impact the amount of subsequent payments which can be treated as a non-taxable return of investment.

     For both Non-Qualified and Qualified Contracts, a 10% tax penalty applies to certain taxable withdrawals from the Income Annuities before you are age
59 1/2. Under a SIMPLE IRA, the tax penalty is increased to 25% for withdrawals during the first two years of an employee's participation in the SIMPLE IRA.

     For IRAs, if your purchase payment consists of both deductible and non-deductible amounts, the portion of the withdrawal attributable to non-deductible contributions (but not the earnings on them) is a nontaxable return of principal, which is not subject to the 10% tax penalty. You must keep track of which contributions were deductible and which weren't, and make annual reports to the IRS if non-deductible contributions were made.

MINIMUM DISTRIBUTION REQUIREMENTS

     Please be advised that new proposed tax regulations were issued regarding required minimum distributions in April 2002 and finalized in 2004.

     Your entire interest in the Income Annuity must be withdrawn or begun to be withdrawn generally by April 1 of the calendar year following the year in which you reach age 70 1/2 and a tax penalty of 50% applies to withdrawals which should have been made but were not. Specific rules apply to the timing and calculation of these withdrawals. Other rules apply to how rapidly withdrawals must be made after your death.

     In general, the purchase of an Income Annuity will meet minimum distribution requirements under the tax law where the payments are non-increasing, made at least annually, and are payable over your lifetime (or a period not exceeding your life expectancy), or over the joint lives of you and the designated beneficiary (or over a period not exceeding the life expectancies of you and the designated beneficiary).

     Under final regulations, distributions under an income annuity will not be found to be increasing merely because the amount of the payments vary with the investment performance of the underlying assets. It is not clear whether certain payments under an Income Annuity will satisfy minimum distribution rules.

     In general, new proposed regulations issued in 2002 and finalized in 2004, permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Actuarial gain is the "difference between actuarial assumptions used in pricing and actual experience with respect to those assumptions; or differences between actuarial assumptions used in pricing when the annuity was purchased and actuarial assumptions used in pricing at the time the actuarial gain is determined." Additionally, these proposed regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances. It is not clear whether the withdrawal feature which reduces only the remaining payments during the guarantee period under a life contingent annuity will meet these rules. Consult your tax advisor prior to purchase.

     If you intend to choose the Qualified Income Annuity which is payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax.

     The rules for minimum distribution are very complex and you should consult your own tax advisor as to their applicability to the Qualified Income Annuity and the tax consequences of reallocating money between investment divisions or between investment divisions and the Fixed Interest Option.

                                    PART II

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

  (a) FINANCIAL STATEMENTS

      The following financial statements are included in Part B of this Post-Effective Amendment on Form N-4 (to be filed by amendment):

      Metropolitan Life Separate Account E
        Independent Registered Public Accounting Firm's Report

      Financial Statements for the Years Ended December 31, 2004 and 2005
         Statements of Assets and Liabilities
         Statements of Operations
         Statements of Changes in Net Assets
         Notes to Financial Statements

      Metropolitan Life Insurance Company
        Independent Registered Public Accounting Firm's Report

      Financial Statements for the Years Ended December 31, 2005, 2004 and 2003
         Consolidated Balance Sheets
         Consolidated Statements of Income
         Consolidated Statements of Cash Flow
         Consolidated Statements of Equity
         Notes to Consolidated Financial Statements

  (b) EXHIBITS

     (1)                --   Resolution of the Board of Directors of
                             Metropolitan Life establishing Separate
                             Account E.(1)
     (2)                --   Not applicable.
     (3) (a)            --   Not applicable.
         (b)            --   Form of Metropolitan Life Insurance
                             Company Sales Agreement.(2)
         (c)            --   Participation Agreement--American Funds
                             Insurance Series(3)
         (d)            --   Participation Agreement--Met Investors
                             Series Trust(4)
     (4) (a)            --   Form of Single Premium Variable
                             Immediate Income Annuity Certificate
                             (Individual Version)(5)
         (b)            --   Form of Withdrawal Endorsement (Form
                             PPI-520 (5/05))
     (5) (a)            --   Application Form for Single Premium
                             Variable Immediate Income Annuity
                             Preference Plus(SM) Income Advantage
                             (Individual Version).(5)
     (6)                --   Restated Charter and By-Laws of
                             Metropolitan Life Insurance
                             Company.(4,8)
     (7)                --   Not applicable.
     (8)                --   Not applicable.
     (9)                --   Opinion and consent of counsel as to the
                             legality of the securities being
                             registered.(10)
    (10)                --   Consent of Deloitte & Touche(7)
    (11)                --   Not applicable.
    (12)                --   Not applicable.
    (13) (a)            --   Powers of Attorney.(5,6,8,9)

---------------
 1. Filed with Post-Effective Amendment No. 19 to Registration Statement No. 002-90830 for Metropolitan Life Separate Account E on Form N-4 on February 27, 1996. As incorporated herein by reference.

 2. Power of Attorney for Robert H. Benmosche, Curtis H. Barnette, Burton A. Dole, Jr., James R. Houghton, Harry P. Kamen, Helene L. Kaplan, Charles M. Leighton, Hugh B. Price, Kenton J. Sicchitano, William C. Steere, Jr., and Timothy L. Journy filed with Post-Effective Amendment No. 30 to Registration Statement No. 002-90830 for Metropolitan Life Separate Account E on Form N-4 on October 22, 2003. As incorporated herein by reference.

 3. Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4 on August 3, 2001. As incorporated herein by reference.

 4. Amended and Restated Charter of Metropolitan Life Insurance Company filed with Registration Statement No. 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on March 5, 2002. As incorporated herein by reference.

 5. Power of Attorney for Sylvia M. Mathews, Form of Single Premium Variable Immediate Income Annuity Certificate (Individual Version) and Application Form for Single Premium Variable Immediate Income Annuity Preference Plus Income Advantage (Individual Version) filed with Post-Effective Amendment No. 32 to Registration Statement No. 002-90830 for Metropolitan Life Separate Account E on Form N-4 on April 20, 2004. As incorporated herein by reference.

 6. Power of Attorney for John M. Keene, William J. Wheeler and Joseph J. Prochaska filed with Post-Effective Amendment No. 4 to Registration Statement No. 333-69320 for Metropolitan Life Separate Account E on Form N-4 on February 5, 2004. As incorporated herein by reference.


 7.  To be filed by amendment.


 8. Power of Attorney for C. Robert Henrikson and Amended and Restated By-Laws of Metropolitan Life Insurance Company filed with Pre-Effective Amendment No. 1 to Registration Statement No. 333-122883 for Metropolitan Life Separate Account E on Form N-4 on February 17, 2005.

 9. Power of Attorney for C. Robert Henrikson filed with Post-Effective Amendment No. 9 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4 on October 14, 2005.

10. Filed with Pre-Effective Amendment No. 1 to this Registration Statement on April 29, 2005.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR.


                                                     PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                 NAME                                   BUSINESS ADDRESS                         WITH DEPOSITOR
                 ----                                ----------------------                  ---------------------
Robert H. Benmosche....................  Chairman of the Board, MetLife, Inc. and          Chairman and Director
                                         Metropolitan Life Insurance Company,
                                         27-01 Queens Plaza North
                                         Long Island City, NY 11101
Curtis H. Barnette.....................  Of Counsel,                                       Director
                                         Skadden, Arps, Slate, Meagher & Flom, LLP and
                                         Affiliates,
                                         1440 New York Avenue, N.W.
                                         Washington D.C. 20005
Burton A. Dole, Jr. ...................  Retired Chairman,                                 Director
                                         Nellcor Puritan Bennett, Inc.,
                                         Pauma Valley Country Club,
                                         15835 Pauma Valley Drive,
                                         Pauma Valley, CA 92061.
Cheryl W. Grise........................  President, Utility Group,                         Director
                                         Northeast Utilities,
                                         P.O. Box 270,
                                         Hartford, CT 06141.
C. Robert Henrikson....................  President and Chief Executive Officer             President, Chief Executive
                                         MetLife, Inc. and Metropolitan Life Insurance     Officer and Director
                                         Company, 27-01 Queens Plaza North
                                         Long Island City, NY 11101
James R. Houghton......................  Chairman of the Board and Chief Executive         Director
                                         Officer
                                         Corning Incorporated,
                                         One Riverfront Plaza,
                                         MP HQE2-6,
                                         Corning, NY 14831
Harry P. Kamen.........................  Retired Chairman and Chief Executive Officer,     Director
                                         Metropolitan Life Insurance Company,
                                         200 Park Avenue, 32nd Floor,
                                         New York, NY 10166-0188.
Helene L. Kaplan.......................  Of Counsel, Skadden, Arps, Slate, Meagher &       Director
                                         Flom, LLP,
                                         Four Times Square,
                                         New York, NY 10036.
John M. Keane..........................  General (Retired),                                Director
                                         United States Army,
                                         2020 K Street N.W.
                                         Suite 200,
                                         Washington D.C. 20006
James M. Kilts.........................  Chairman of the Board and                         Director
                                         Chief Executive Officer,
                                         The Gillette Company,
                                         Prudential Tower Building, 48th Floor,
                                         Boston, MA 02199
Charles M. Leighton....................  Retired Chairman and Chief Executive Officer,     Director
                                         CML Group, Inc.,
                                         U.S. Sailing,
                                         15 Maritime Drive,
                                         Portsmith, RI 02871
Sylvia M. Mathews......................  Chief Operating Officer and Executive             Director
                                         Director,
                                         The Bill & Melinda Gates Foundation,
                                         1551 Eastlake Avenue East,
                                         Seattle, WA 98102.
Hugh B. Price..........................  Senior Adviser                                    Director
                                         DLA Piper Rudnick Gray Cary US LLP,
                                         1251 Avenue of the Americas,
                                         New York, NY 10020

                                                     PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                 NAME                                   BUSINESS ADDRESS                         WITH DEPOSITOR
                 ----                                ----------------------                  ---------------------
Kenton J. Sicchitano...................  Retired Chairman of the Board,                    Director
                                         PricewaterhouseCoopers,
                                         101 Jericho Road,
                                         Weston, MA 02493
William C. Steere, Jr. ................  Retired Chairman of the Board,                    Director
                                         Pfizer Inc.,
                                         235 East 42nd Street, 22nd Floor,
                                         New York, NY 10017.

     Set forth below is a list of certain principal officers of Metropolitan Life. The principal business address of Metropolitan Life is 200 Park Avenue, New York, New York 10166.


                    NAME OF OFFICER                                     POSITION WITH METROPOLITAN LIFE
                    ---------------                                     -------------------------------
C. Robert Henrikson.....................................  President, Chief Executive Officer
William J. Mullaney.....................................  President, MetLife Auto and Home
William J. Toppeta......................................  President, International
Catherine A. Rein.......................................  Senior Executive Vice-President and Chief Administrative
                                                          Officer
Leland C. Launer, Jr....................................  President, Institutional Business
Lisa M. Weber...........................................  President, Individual Business
James L. Lipscomb.......................................  Executive Vice-President and General Counsel
Steven A. Kandarian.....................................  Executive Vice President and Chief Investment Officer
William J. Wheeler......................................  Executive Vice President and Chief Financial Officer
Joseph J. Prochaska.....................................  Senior Vice President and Chief Accounting Officer
Joseph A. Reali.........................................  Senior Vice-President and Tax Director
Anthony Williamson......................................  Senior Vice-President and Treasurer
Gwenn L. Carr...........................................  Senior Vice-President and Secretary
Timothy Journy..........................................  Senior Vice President and General Auditor


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

     The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the Separate Account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF SEPTEMBER 30, 2005

The following is a list of subsidiaries of MetLife, Inc. updated as of September 30, 2005. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    CitiStreet Retirement Services LLC (NJ)

            a)    CitiStreet Financial Services LLC (NJ)

            b)    CitiStreet Funds Management LLC (NJ)

            c)    CitiStreet Associates LLC (DE)

                  1)    CitiStreet Equities LLC (NJ)

                  2)    CitiStreet Associates of Montana LLC (MT)

                  3)    CitiStreet Associates of Texas, Inc. (TX)

                  4)    CitiStreet Associates of Hawaii LLC (HI)

                  5)    CitiStreet Associates Insurance Agency of
                        Massachusetts LLC (MA)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

      3.    Nathan and Lewis Associates of Texas, Inc. (TX)

      4.    Nathan and Lewis Associates Insurance Agency of Massachusetts, Inc.
            (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

      1.    MetLife Investors Insurance Company of California (CA)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

      1.    Walnut Street Advisers, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (MO)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      2. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      3.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.9987% is owned by Metlife International Holdings, Inc. and 0.0013% is owned by Natiloporterm Holdings, Inc.

      4. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

      5. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Retiro S.A.

      6.    MetLife Insurance Company of Korea Limited (South Korea)

      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

            a)    CitiInsurance de Brasil Vida e Previdencia S.A. (Brazil)

      8.    MetLife Global, Inc. (DE)

      9. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 99.999978% is owned by MetLife International Holdings, Inc. and 0.000022% is owned by Natiloportem Holdings, Inc.

      10.   MetLife Insurance Company Limited (Hong Kong)

      11.   MetLife General Insurance Limited (Australia)

      12.   MetLife Limited (United Kingdom)

      13. MetLife Insurance S.A./NV (Belgium) - 99.9% is owned by MetLife International Holdings, Inc. and 0.1% is owned by third parties.

      14.   MetLife Services Limited (United Kingdom)

      15. Siembra Seguros de Vida S.A. (Argentina) - 95.25% is owned by MetLife International Holdings, Inc. and 4.75% is owned by Natiloportem Holdings, Inc.

      16.   MetLife International Insurance Ltd. (Bermuda)

      17.   MetLife Insurance Limited (Australia)

            a)    MetLife Insurance and Investment Trust (Australia)

      18. Siembra Seguros de Retiro S.A. (Argentina) - 95.25% is owned by MetLife International Holdings, Inc. and 4.75% is owned by; Natiloportem Holdings, Inc.

      19. Best Market S.A. (Argentina) - 95% is owned by MetLife International Holdings, Inc. and 5% is held by Natiloportem Holdings, Inc.

      20. Compania Previsional MetLife S.A. (Argentina) - 99.999978% is owned by MetLife International Holdings, Inc. and 0.000022% is owned by Natiloportem Holdings, Inc.

            a) Siembra AFJP S.A. (Argentina) - 99.999978% is owned by MetLife International Holdings, Inc. and 0.000022% is owned by Natiloportem Holdings, Inc.

      21.   MetLife Worldwide Holdings, Inc.

            a)    MetLife Towarzystwo Ubezpieczen na Zycie S.A. (Poland)

            b)    CDMK, Inc. (Korea)

            c)    CitiInsurance Reinsurance (Bermuda) Ltd. (Bermuda)

            d)    MetLife Direct Co., Ltd. (Japan)

U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      9.    L/C Development Corporation (CA)

      10.   Benefit Services Corporation (GA)

      11.   Thorngate, LLC (DE)

      12.   Alternative Fuel I, LLC (DE)

      13.   Transmountain Land & Livestock Company (MT)

      14.   MetPark Funding, Inc. (DE)

      15.   HPZ Assets LLC (DE)

      16.   MetDent, Inc. (DE)

      17.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      18.   Metropolitan Tower Realty Company, Inc. (DE)

      19.   MetLife (India) Private Ltd. (India)

      20.   Metropolitan Marine Way Investments Limited (Canada)

      21.   MetLife Private Equity Holdings, LLC (DE)

      22.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

      23.   Metropolitan Realty Management, Inc. (DE)

      24.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      25.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

        26.   Bond Trust Account A (MA)

        27.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE)- 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) LA Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and
                  1% of MetLife Latin America Asesorias e Inversiones Limitada.

      28.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

            c)    Omega Reinsurance Corporation (AZ)

      29.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2)   GenAmerica Management Corporation (MO)

                 (3)   Reinsurance Group of America, Incorporated (MO) - (51.6%)

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   RGA Reinsurance Company (MO)

                                    (A)   Fairfield Management Group, Inc. (MO)

                                          (aa)  Reinsurance Partners, Inc. (MO)

                                          (bb)  Great Rivers Reinsurance
                                                Management, Inc. (MO)

                                          (cc)  RGA (U.K.) Underwriting Agency
                                                Limited (United Kingdom)

                        (b)   RGA Worldwide Reinsurance Company Ltd. (Barbados)

                        (c)   RGA Sigma Reinsurance SPC (Cayman Islands)

                        (d)   RGA Americas Reinsurance Company, Ltd. (Barbados)

                        (e)   RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                              (i) RGA Financial Group, L.L.C. (DE)- 80% of RGA Financial Group, L.L.C. is held by RGA Reinsurance Company (Barbados) Ltd. and 20% of RGA Financial Group, LLC is held by RGA Reinsurance Company

                        (f)   RGA Life Reinsurance Company of Canada (Canada)

                        (g)   RGA International Corporation (Nova Scotia)

                              (i)   RGA Financial Products Limited (Canada)

                        (h)   RGA Holdings Limited (U.K.) (United Kingdom)

                              (i)   RGA UK Services Limited (United Kingdom)

                              (ii)  RGA Capital Limited U.K. (United
                                    Kingdom)

                              (iii) RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                        (i)   RGA South African Holdings (Pty) Ltd. (South
                              Africa)

                              (i) RGA Reinsurance Company of South Africa Limited (South Africa)

                        (j)   RGA Australian Holdings PTY Limited (Australia)

                              (i)   RGA Reinsurance Company of Australia
                                    Limited (Australia)

                              (ii)  RGA Asia Pacific PTY, Limited (Australia)

                        (k) General American Argentina Seguros de Vida, S.A. (Argentina)

                        (l)   RGA Technology Partners, Inc. (MO)

                        (m)   RGA International Reinsurance Company (Ireland)

                        (n)   RGA Capital Trust I

      30.   Corporate Real Estate Holdings, LLC (DE)

      31. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control is held by Metropolitan Asset Management Corporation

      32.   MetLife Tower Resources Group, Inc. (DE)

      33.   Headland Development Corporation (CA)

      34.   Headland - Pacific Palisades, LLC (CA)

      35.   Headland Properties Associates (CA)

      36.   Krisman, Inc. (MO)

      37.   Special Multi-Asset Receivables Trust (DE)

      38.   White Oak Royalty Company (OK)

      39.   500 Grant Street GP LLC (DE)

      40. 500 Grant Street Associates Limited Partnership (CT) - 99% is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

V.    MetLife Capital Trust II (DE)

W.    MetLife Capital Trust III (DE)

X.    The Travelers Insurance Company (CT)

      1.    190 LaSalle Associates L.L.C. (DE) - 50% is owned by a third party

      2.    440 South LaSalle LLC (DE)

      3.    BHI Rodeo LLC (DE)

      4. Citigroup Investments Oakmont Lane, LLC (DE) - 50% is owned by a third party

      5. Citigroup Alternative Investments Opportunity Fund I, LLC (DE) - 33% is owned by third party

      6. Citigroup Alternative Investments Opportunity Fund III Associates, LLC (CT) - 33% is owned by third party

            a) Tishman Speyer/Citigroup Alternative Investments Associates III, LLC (DE)

      7.    Pilgrim Investments Highland Park, LLC (CO)

      8.    Pilgrim Investments Schaumberg Windy Point, LLC (DE)

      9.    Pilgrim Investments York Road, LLC(DE)

      10.   Euro TI Investments LLC (DE)

      11.   Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd (Virgin
                  Islands)

      12.   Hollow Creek, L.L.C. (CT/NC)

      13. One Financial Place Corporation (DE) - 100% is owned in the aggregate by The Travelers Insurance Company and The Travelers Life and Annuity Company.

            a)    One Financial Place, LP (DE)

      14. One Financial Place Holdings, LLC (DE)-100% is owned in the aggregate by The Travelers Insurace Company and The Travelers Life and Annuity Company.

      15.   Plaza LLC (CT)

            a)    Travelers Asset Management International Company LLC
                  (NY)

            b)    Tower Square Securities, Inc. (CT)

                  1) Tower Square Securities Insurance Agency of Alabama, Inc. (AL)

                  2) Tower Square Securities Insurance Agency of Massachusetts, Inc. (MA)

                  3) Tower Square Securities Insurance Agency of New Mexico, Inc. (NM)

                  4) Tower Square Securities Insurance Agency of Ohio, Inc. (OH) (99%)

                  5)    Tower Square Securities Insurance Agency of
                        Texas, Inc. (TX)

            c)    Travelers Distribution LLC (DE)

            d)    Travelers Investment Advisers, Inc. (DE)

      16.   TIC European Real Estate LP, LLC (DE)

      17.   TL&A Insurance Distribution LLC (DE)

      18.   Travelers European Investments LLC (CT)

      19.   Travelers International Investments Ltd. (Cayman Islands)

      20. Tribeca Citigroup Investments Ltd. (Cayman Islands) (68%) - 68% is owned by The Travelers Insurance Company, 4% is owned by The Travelers Life and Annuity Company and 28% is owned by a third party.

            a)    Tribeca Global Convertible Investments Ltd. (Cayman
                  Islands) (83%)

      21.   Trumbull Street Equity Investments LLC (DE)

            a) Tandem EGI/C Investments, L.P. (DE) - The General Partner is Trumbull Street Equity Investments LLC.

      22.   The Travelers Life and Annuity Company (CT)

            a)    Euro TL Investments LLC (DE)

            b)    SSB Private Selections, LLC (DE) (50%)

                  1)    Solomon Smith Barney Private Selection Fund I,
                        LLC (NY)

      23.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  1)    Panther Valley, Inc. (NJ)

      24.   Umbrella Bear, Inc. (FL)

      25.   Ryan/Pilgrim Investments Chandler Freeways LLC (DE)

      26. TRAL & Co. (DE) - is a general partner. Its partners are The Travelers Insurance Company and The Travelers Life and Annuity Company.

      27.   Tribeca Distressed Securities LLC (DE)

Y.    The Travelers Life & Annuity Reinsurance Company (SC)

Z.    Citicorp Life Insurance Company (AZ)

      1.    First Citicorp Life Insurance Company (NY)

      2.    Euro CL Investments LLC (DE)

AA.   Trumbull Street Investments LLC (DE)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

5) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27.  NUMBER OF CONTRACTOWNERS.

     As of February 28, 2006:


                                                              NUMBER OF
                       TITLE OF CLASS                          HOLDERS
                       --------------                         ---------
Contract holders
  Qualified.................................................      3
  Non-Qualified.............................................      2


ITEM 28.  INDEMNIFICATION

    UNDERTAKING PURSUANT TO RULE 484(b)(1) UNDER THE SECURITIES ACT OF 1933

     MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. maintains Directors' and Officers' Liability insurance coverage with limits of $400 million. The directors and officers of Metropolitan Life Insurance Company ("Metropolitan"), a subsidiary of MetLife, Inc., are also covered under the Financial Institutions Bond as well as under the directors' and officers' policy. A provision in Metropolitan's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS.

     (a) The principal underwriter of the registrant is Metropolitan Life Insurance Company. Metropolitan Life Insurance Company acts in the following capacities with respect to the following investment companies:

       Metropolitan Tower Life Separate Account One (principal underwriter) Metropolitan Tower Life Separate Account Two (principal underwriter) Metropolitan Life Separate Account UL (principal underwriter) Metropolitan Series Fund, Inc. (principal underwriter and investment manager)
       The New England Variable Account (depositor)
       New England Variable Annuity Fund I (depositor)

     (b) See response to Item 25 above.

     (c)


                     (1)                                            (2)
        NAME OF PRINCIPAL UNDERWRITER            NET UNDERWRITING DISCOUNTS AND COMMISSIONS
---------------------------------------------- ----------------------------------------------
     Metropolitan Life Insurance Company                            N/A
                     (3)                                            (4)
 COMPENSATION ON REDEMPTION OR ANNUITIZATION               BROKERAGE COMMISSIONS
---------------------------------------------- ----------------------------------------------
  $0 (withdrawal processing fee for Standard
              Withdrawal Feature)                                   N/A
                     (5)
                 COMPENSATION
----------------------------------------------
     $3,963.35 (Separate Account charge)

ITEM 30.  LOCATION OF ACCOUNT AND RECORDS.

Metropolitan Life Insurance Company
200 Park Avenue
New York, NY 10166

ITEM 31.  MANAGEMENT SERVICES.

     Not Applicable

ITEM 32.  UNDERTAKINGS.

     (a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

     (b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.


     (e) Metropolitan Life Insurance Company represents that the fees and charges deducted under the annuities described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the annuities.

                                   SIGNATURES


     AS REQUIRED BY THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS THE REQUIREMENTS OF SECURITIES RULE 485(B) FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF, IN THE CITY OF NEW YORK, AND STATE OF NEW YORK ON THIS 31ST DAY OF MARCH 2006.

                                         METROPOLITAN LIFE SEPARATE ACCOUNT E
                                                     (Registrant)

                                          METROPOLITAN LIFE INSURANCE COMPANY
                                                      (Depositor)

                                       by:      /s/ PAUL G. CELLUPICA
                                         ---------------------------------------
                                                   (Paul G. Cellupica)
                                                Chief Counsel, Securities
                                                 Products and Regulation

                                          METROPOLITAN LIFE INSURANCE COMPANY
                                                      (Depositor)

                                       by:      /s/ PAUL G. CELLUPICA
                                         ---------------------------------------
                                                   (Paul G. Cellupica)
                                                Chief Counsel, Securities
                                                 Products and Regulation

                                   SIGNATURES

     AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                      SIGNATURE                                             TITLE                              DATE
                      ---------                                             -----                              ----

                          *                              Chairman and Director
-----------------------------------------------------
                 Robert H. Benmosche

                          *                              President, Chief Executive Officer and
-----------------------------------------------------    Director
                 C. Robert Henrikson

                          *                              Senior Vice President and Chief Accounting
-----------------------------------------------------    Officer (Principal Financial Officer)
              Joseph J. Prochaska, Jr.

                          *                              Executive Vice President and Chief Financial
-----------------------------------------------------    Officer
                 William J. Wheeler

                          *                              Senior Vice President and General Auditor
-----------------------------------------------------
                  Timothy L. Journy

                          *                              Director
-----------------------------------------------------
                 Curtis H. Barnette

                          *                              Director
-----------------------------------------------------
                 Burton A. Dole, Jr.

                                                         Director
-----------------------------------------------------
                   Cheryl W. Grise

                          *                              Director
-----------------------------------------------------
                  James R. Houghton

                          *                              Director
-----------------------------------------------------
                   Harry P. Kamen

                          *                              Director
-----------------------------------------------------
                  Helene L. Kaplan

                          *                              Director
-----------------------------------------------------
                    John M. Keane

                                                         Director
-----------------------------------------------------
                   James M. Kilts

                          *                              Director
-----------------------------------------------------
                 Charles M. Leighton

                          *                              Director
-----------------------------------------------------
                  Sylvia M. Mathews

                          *                              Director
-----------------------------------------------------
                    Hugh B. Price

                          *                              Director
-----------------------------------------------------
               William C. Steere, Jr.

                          *                              Director
-----------------------------------------------------
                Kenton J. Sicchitano

             *By: /s/ MYRA L. SAUL, ESQ.                                                                    March 31, 2006
  ------------------------------------------------
                 Myra L. Saul, Esq.
                  Attorney-in-Fact